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                                                                  CONFORMED COPY

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                            BURLINGTON RESOURCES INC.


                       ---------------------------------


                                  $600,000,000

                      LONG-TERM REVOLVING CREDIT AGREEMENT


                          Dated as of February 25, 1998


                       ---------------------------------


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             as Administrative Agent

                                 CITIBANK, N.A.,
                              as Syndication Agent

                            CHASE BANK OF TEXAS, N.A.
                            as Co-Documentation Agent

                           NATIONSBANK OF TEXAS, N.A.,
                            as Co-Documentation Agent

                                TABLE OF CONTENTS


                                                                                              PAGE
                                                                                              ----

                   ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS


SECTION 1.01.  Certain Defined Terms.............................................................1
SECTION 1.02.  Computation of Time Periods......................................................16
SECTION 1.03.  Accounting and Other Terms.......................................................16
SECTION 1.04.  References.......................................................................16

                   ARTICLE 2 AMOUNTS AND TERMS OF THE ADVANCES


SECTION 2.01.  The A Advances...................................................................17
SECTION 2.02.  Making the A Advances............................................................17
SECTION 2.03.  Fees.............................................................................19
SECTION 2.04.  Reduction of the Commitments.....................................................19
SECTION 2.05.  Repayment of A Advances..........................................................20
SECTION 2.06.  Interest on A Advances...........................................................20
SECTION 2.07.  Additional Interest on Eurodollar Rate Advances..................................21
SECTION 2.08.  Interest Rate Determination......................................................21
SECTION 2.09.  Voluntary Conversion of A Advances...............................................23
SECTION 2.10.  Prepayments......................................................................23
SECTION 2.11.  Increased Costs..................................................................24
SECTION 2.12.  Increased Capital................................................................25
SECTION 2.13.  Illegality.......................................................................26
SECTION 2.14.  Payments and Computations........................................................26
SECTION 2.15.  Taxes............................................................................28
SECTION 2.16.  Sharing of Payments, Etc.........................................................30
SECTION 2.17.  Evidence of Debt.................................................................31
SECTION 2.18.  Use of Proceeds..................................................................31
SECTION 2.19.  The B Advances...................................................................31
SECTION 2.20.  Increase of Commitments..........................................................35
SECTION 2.21.  Extension of Stated Termination Date.............................................37
SECTION 2.22.  Replacement of Lenders...........................................................39

                ARTICLE 3 CONDITIONS OF EFFECTIVENESS AND LENDING


SECTION 3.01.  Conditions Precedent to Effectiveness of this Agreement..........................40
SECTION 3.02.  Conditions Precedent to Each A Borrowing.........................................41
SECTION 3.03.  Conditions Precedent to Each B Borrowing.........................................42



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
                    ARTICLE 4 REPRESENTATIONS AND WARRANTIES


SECTION 4.01.  Representations and Warranties of the Borrower...................................42

                       ARTICLE 5 COVENANTS OF THE BORROWER


SECTION 5.01.  Affirmative Covenants............................................................45
SECTION 5.02.  Negative Covenants...............................................................47
SECTION 5.03.  Reporting Requirements...........................................................51

                           ARTICLE 6 EVENTS OF DEFAULT


SECTION 6.01.  Events of Default................................................................53

                       ARTICLE 7 THE ADMINISTRATIVE AGENT


SECTION 7.01.  Authorization and Action.........................................................57
SECTION 7.02.  Administrative Agent's Reliance, Etc.............................................57
SECTION 7.03.  Morgan and Affiliates............................................................58
SECTION 7.04.  Lender Credit Decision...........................................................58
SECTION 7.05.  Indemnification..................................................................58
SECTION 7.06.  Successor Administrative Agent...................................................59

                             ARTICLE 8 MISCELLANEOUS


SECTION 8.01.  Amendments, Etc..................................................................60
SECTION 8.02.  Notices, Etc.....................................................................60
SECTION 8.03.  No Waiver; Remedies..............................................................61
SECTION 8.04.  Costs and Expenses; Indemnity....................................................61
SECTION 8.05.  Right of Set-off.................................................................63
SECTION 8.06.  Binding Effect...................................................................63
SECTION 8.07.  Assignments and Participations...................................................63
SECTION 8.08.  Confidentiality..................................................................68
SECTION 8.09.  Consent to Jurisdiction..........................................................68
SECTION 8.10.  Governing Law....................................................................69
SECTION 8.11.  Execution in Counterparts........................................................69
SECTION 8.12.  WAIVER OF JURY TRIAL.............................................................69

Schedule I        --  Material Subsidiaries
Schedule II       --  Pricing Grid

Exhibit A         Form of Note
Exhibit B         Form of Notice of A Borrowing
Exhibit C         Form of Notice of B Borrowing
Exhibit D         Form of Assignment and Acceptance
Exhibit E         Form of New Lender Agreement
Exhibit F         Form of Commitment Increase Agreement
Exhibit G         Form of Extension Request
Exhibit H         Form of Opinion of Senior Vice President, Law for Borrower
Exhibit I         Form of Opinion of Jones, Day, Reavis & Pogue, New York
                  Counsel for Borrower
Exhibit J         Form of Opinion of Counsel for Administrative Agent
Exhibit K         Form of Designation Agreement

                      LONG-TERM REVOLVING CREDIT AGREEMENT

                          Dated as of February 25, 1998

         BURLINGTON RESOURCES INC., a Delaware corporation (the "Borrower"), the financial institutions (the "Initial Lenders") listed on the signature pages hereof, Morgan Guaranty Trust Company of New York, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders hereunder, Citibank, N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as co-documentation agents for the Lenders (in such capacity, individually, a "Co-Documentation Agent" and, collectively, the "Co-Documentation Agents"), agree as follows:



                                    ARTICLE 1

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "A ADVANCE" means an advance by a Lender to the Borrower as part of an A Borrowing, and refers to a Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a "TYPE" of A Advance).

         "A BORROWING" means a borrowing consisting of A Advances of the same Type made on the same day by the Lenders pursuant to Section 2.01 and, in the case of Eurodollar Rate Advances, having Interest Periods of the same duration, it being understood that there may be more than one A Borrowing on a particular day.

         "ADMINISTRATIVE QUESTIONNAIRE" means, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Lender.

         "ADVANCE" means an A Advance or a B Advance.

         "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. The term "CONTROLS" (including the terms "CONTROLLED BY" or "UNDER COMMON CONTROL WITH") means, with respect to any Person, the possession, direct or indirect, of the power to vote 10% or more (or in the case of an "AFFILIATE" of any Lender, 5% or more) of the securities having ordinary voting power for the election of directors of such Person or to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or by contract or otherwise. Neither a director nor an officer of the Borrower, in such capacity, shall be deemed, for purposes of this Agreement, an Affiliate.

         "AGREEMENT" means this Long-Term Revolving Credit Agreement, together with all exhibits and schedules hereto, as may be amended or otherwise modified from time to time pursuant to the terms hereof.

         "APPLICABLE LENDING OFFICE" means, with respect to each Lender, (i) in the case of an A Advance, such Lender's Domestic Lending Office in respect of Base Rate Advances and such Lender's Eurodollar Lending Office in respect of Eurodollar Rate Advances and (ii) in the case of a B Advance, the office of such Lender notified by such Lender to the Administrative Agent as its Applicable Lending Office with respect to such B Advance.

         "ARRANGER" means J.P. Morgan Securities Inc.

         "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender (other than a Designated Bidder) and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit D hereto.

         "B ADVANCE" means an advance by a Lender to the Borrower as part of a B Borrowing resulting from the auction bidding procedure described in Section 2.19.

         "B BORROWING" means a borrowing consisting of simultaneous B Advances to the Borrower from each of the Lenders whose offer to make one or more B Advances as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2.19, it being understood that there may be more than one B Borrowing on a particular day.

         "B REDUCTION" has the meaning specified in Section 2.01.

         "BASE RATE" means, for each day in any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times for such day be equal to the higher of:

         (i) The rate of interest announced publicly by the Administrative
Agent in the United States with respect to loans made in the United States, from time to time, as the Administrative Agent's base or prime rate as in effect for such day; and

         (ii) 0.50% per annum above the Effective Federal Funds Rate for such day.

         "BASE RATE ADVANCE" means an A Advance which bears interest as provided in Section 2.06(a)(i).

         "BORROWING" means an A Borrowing or a B Borrowing.

         "BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in New York, New York and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

         "BUSINESS ENTITY" means a partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity.

         "CAPITALIZATION" means the sum (without duplication) of (i) consolidated Debt of the Borrower and its consolidated Subsidiaries, plus (ii) the aggregate amount of Guaranties by the Borrower or its consolidated Subsidiaries, plus (iii) the sum of the preferred stock and common stockholders' equity of the Borrower, plus (iv) the cumulative amount by which Consolidated Tangible Net Worth shall have been reduced by reason of non-cash write-downs of long-term assets subsequent to December 31, 1997 (but excluding any such amount with respect to assets of Project Finance Subsidiaries), minus (v) to the extent otherwise included in determining the amounts computed under clause (iii) above, the aggregate investment (net of any Project Financing) of the Borrower and its consolidated Subsidiaries in Project Finance Subsidiaries.

         "CLAM" means CLAM Petroleum B.V., a Netherlands company, and CLAM's successors.

         "CLAM CREDIT AGREEMENT" means the Amended and Restated Credit Agreement dated as of July 25, 1985, among MaraLou Netherlands Partnership, CLAM, the banks parties thereto and Morgan, as agent for such banks, as amended and restated as of August 15, 1997, or any successor credit agreement entered into for the purpose of refinancing such Amended and Restated Credit Agreement, in each case, as amended, restated, extended or otherwise modified from time to time.

         "COMMITMENT" has the meaning specified in Section 2.01.

         "COMMITMENT EXPIRATION DATE" has the meaning specified in Section 2.21(a).

         "COMMITMENT INCREASE NOTICE" has the meaning specified in Section 2.20(a).

         "COMMITMENT INCREASE AGREEMENT" has the meaning specified in Section 2.20(c).

         "COMMITMENT PERCENTAGE" means as to any Lender at any time, the percentage that such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage that the aggregate principal amount of such Lender's Advances then outstanding constitutes of the aggregate principal amount of the Advances then outstanding).

         "CONSOLIDATED TANGIBLE NET WORTH" means, on a consolidated basis, the excess of (i) the sum of (x) the preferred stock and common stockholders' equity of the Borrower and (y) the cumulative amount by which Consolidated Tangible Net Worth shall have been reduced by reason of non-cash write-downs of long-term assets subsequent to December 31, 1997, over (ii) the intangible assets of the Borrower and its consolidated Subsidiaries.

         "CONTINGENT GUARANTY" has the meaning specified in the definition of the term "Guaranty" contained in this Section 1.01.

         "CONVERT", "CONVERSION" and "CONVERTED" each refers to a conversion of A Advances of one Type into A Advances of another Type pursuant to Section 2.08,
2.09 or 2.13.

         "DEBT" of any Person means, without duplication (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person (other than any portion of any trade payable obligation of such Person which shall not have remained unpaid for 91 days or more from the later of (A) the original due date of such portion and (B) the customary payment date in the industry and relevant market for such portion) to pay the deferred purchase price of property or services, (iii) obligations of such Person as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (iv) Overdue Reimbursement Obligations; provided, however, that where any such indebtedness or obligation of such Person is made jointly, or jointly and severally, with any third party or parties, which are not the Borrower or any of its consolidated Subsidiaries, the amount thereof for the purposes of this definition only shall be the pro rata portion thereof payable by such Person, so long as such third party or parties have not defaulted on its or their joint and several portions thereof, and provided, further, that the following shall not at any time constitute Debt: (1) obligations of such Person to reimburse a bank or other Person in respect of amounts paid under a letter of credit or similar instrument that are not Overdue Reimbursement Obligations, (2) Project Financing, (3) the Morgan Gold Loans unless, at such time, for any reason whatsoever, (A) no royalty income shall have accrued under the Royalty Agreement dated as of December 5, 1984 between Copper Range Company, a Michigan corporation, and LL&E during the three consecutive fiscal quarters of LL&E most recently ended prior to such time or
(B) any payment required to have been made to LL&E under such agreement prior to such time shall not have been paid on, or within 30 days after, the date such payment is due and (4) amounts borrowed by the Borrower and its Subsidiaries under life insurance policies issued to one or more of the foregoing and covering employees or former employees of one or more of the foregoing not in excess of the cash surrender value of such policies.

         "DESIGNATED BIDDER" means (i) an Affiliate of a Lender or (ii) a special purpose corporation that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least "Prime-1" by Moody's or "A-1" by S&P or a comparable rating from the successor of either of them, that, in the case of either clause (i) or (ii) above, (1) is organized under the laws of the United States or any state thereof, (2) shall have become a party hereto pursuant to subsections (e), (f) and (g) of Section 8.07, and (3) is not otherwise a Lender. Notwithstanding the foregoing, each Designated Bidder shall be subject to the written consent of the Borrower and the Administrative Agent, such consent not to be unreasonably withheld.

         "DESIGNATION AGREEMENT" means a designation agreement entered into by the Borrower, a Lender (other than a Designated Bidder) and a Designated Bidder, and accepted by the Administrative Agent, in substantially the form of Exhibit K hereto.

         "DOMESTIC LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" in its Administrative Questionnaire, or in the Assignment and Acceptance or New Lender Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

         "EFFECTIVE DATE" means the date on which the conditions precedent set forth in Section 3.01 have been satisfied (or compliance therewith shall have been waived by the Lenders), which date the Administrative Agent will promptly confirm to the Borrower and the Lenders in writing.

         "EFFECTIVE FEDERAL FUNDS RATE" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "ELIGIBLE ASSIGNEE" means, with respect to any particular assignment under Section 8.07, any bank or other financial institution approved in writing by the Borrower expressly with respect to such assignment and, except as to such an assignment by Morgan so long as Morgan is the Administrative Agent hereunder, the Administrative Agent as an Eligible Assignee for purposes of this Agreement, provided that neither the Administrative Agent's nor the Borrower's approval shall be unreasonably withheld, and provided further that no such approval shall be necessary if (i) the assignee is an Affiliate of the assigning Lender and such assignment constitutes 100% of the assigning Lender's Commitment, the A Advances owing to it and the Note or Notes held by it, (ii) the assignee was a Lender immediately prior to such assignment or (iii) if an Event of Default shall then be continuing.

         "EQUITY INTERESTS" means any capital stock, partnership, joint venture, member or limited liability company interest, beneficial interest in a trust or similar entity or other equity interest or investment of whatever nature.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued from time to time thereunder.

         "ERISA AFFILIATE" means any Person who is a member of the Borrower's controlled group within the meaning of Section 4001(a)(14)(A) of ERISA.

         "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "EURODOLLAR LENDING OFFICE" means, with respect to each Lender, the office of such Lender specified as its "Eurodollar Lending Office" in its Administrative Questionnaire or in the Assignment and Acceptance or Commitment Increase Agreement pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

         "EURODOLLAR RATE" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same A Borrowing, the interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England, to prime banks in the London interbank market at 11:00 A.M. (London, England time) two Business Days before the first day of such Interest Period in an amount comparable to the amount of such A Borrowing and for a period equal to such Interest Period. The Eurodollar Rate for the Interest Period for each Eurodollar Rate Advance comprising part of the same A Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.08.

         "EURODOLLAR RATE ADVANCE" means an A Advance which bears interest determined by reference to the Eurodollar Rate, as provided in Section 2.06(a)(ii).

         "EURODOLLAR RATE MARGIN" means for any date the percentage per annum applicable on such date as set forth in the row labelled "LIBOR Applicable Margin" on Schedule II hereto, which is based on the ratings (or lack thereof) by Moody's or S&P or both of the public long-term senior unsecured debt securities of the Borrower.

         "EURODOLLAR RESERVE PERCENTAGE" of any Lender for any Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

         "EVENTS OF DEFAULT" has the meaning specified in Section 6.01.

         "EXISTING AGREEMENT" means the Second and Amended Restated Long-Term Revolving Credit Agreement dated as of July 12, 1996 among the Borrower, the Lenders parties thereto and Citibank, N.A., as Agent, as amended.

         "EXTENSION REQUEST" means each request by the Borrower made pursuant to
Section 2.21 for the Lenders to extend the Stated Termination Date, which shall contain the information in respect of such extension specified in Exhibit G and shall be delivered to the Administrative Agent in writing.

         "FACILITY FEE PERCENTAGE" means for any date the percentage per annum applicable on such date as set forth in the row labelled "Facility Fee" on
Schedule II hereto, which is based on the ratings (or lack thereof) by Moody's or S&P or both of the public long-term senior unsecured debt securities of the Borrower.

         "GUARANTY", "GUARANTEED" and "GUARANTEEING" each means any act by which a Person assumes, guarantees, endorses or otherwise incurs direct or contingent liability in connection with, or agrees to purchase or otherwise acquire or otherwise assures a creditor against loss in respect of, any Debt or Project Financing of any Person other than the Borrower or any of its consolidated Subsidiaries (excluding (i) any liability by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) any liability in connection with obligations of the Borrower or any of its consolidated Subsidiaries, including obligations under any conditional sales agreement, equipment trust financing or equipment lease,
(iii) any liability or other act of the Borrower or any of its Subsidiaries under arrangements entered into in connection with the CLAM Credit Agreement, and (iv) any such act in connection with a Project Financing that either (A) guarantees to the provider of such Project Financing or any other Person performance of the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise affects any such act in respect of, all or any portion of the project that is financed by such Project Financing or performance by a Project Financing Subsidiary of certain obligations to Persons other than the provider of such Project Financing, except during any period, and then only to the extent, that such guaranty is a direct guaranty of payment of such Project Financing (other than a guaranty of payment of the type referred to in subclause (B) below) or
(B) is contingent upon, or the obligation to pay or perform under which is contingent upon, the occurrence or existence of any event or condition other than or in addition to (1) the passage of time, (2) any

Project Financing becoming due, (3) the commencement of bankruptcy, insolvency or similar proceedings by the obligor on any Project Financing or (4) the failure of the obligor on any Project Financing to satisfy a financial ratio, covenant or other similar financial measurement test, but only during such period as such act is not by its terms presently enforceable, or if so enforceable, there is not a reasonable probability that the guarantor will be called upon to perform thereunder (or to make capital contributions in lieu of performance thereunder) (any such act referred to in this clause (iv) being a "CONTINGENT GUARANTY")); provided, however, that for the purposes of this definition the liability of the Borrower or any of its Subsidiaries with respect to any obligation as to which a third party or parties are jointly, or jointly and severally, liable as a guarantor or otherwise as contemplated hereby and have not defaulted on its or their portions thereof, shall be only its pro rata portion of such obligation.

         "INDEMNIFIED PARTY" means any or all of the Lenders, the Arranger and the Administrative Agent.

         "INSUFFICIENCY" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

         "INTEREST PERIOD" means, for each Eurodollar Rate Advance comprising part of the same A Borrowing, the period beginning on the date of such Advance or the date of the Conversion of any Advance into such Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period for a Eurodollar Rate Advance shall be (i) one, two, three or six months upon notice received by the Administrative Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the first day of such Interest Period, or (ii) subject to availability to each Lender, nine or twelve months upon notice received by the Administrative Agent not later than 12:00 noon (New York City time) on the fourth Business Day prior to the first day of such Interest Period, in each case as the Borrower may select; provided, however, that:

           (A) the duration of any Interest Period which commences before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date;

           (B) if the last day of such Interest Period would otherwise occur on a day which is not a Business Day, such last day shall be extended to the next succeeding Business Day, except if such extension would cause such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day;

         (C) Interest Periods commencing on the same date for A Advances comprising the same A Borrowing shall be of the same duration; and

         (D) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (A) above, end on the last Business Day of a calendar month.

         "LENDERS" means the Initial Lenders, each bank or other financial institution that shall become a party hereto pursuant to Section 2.20, each Eligible Assignee that shall become a party hereto pursuant to Section 8.07(a),
(b) and (d) and, except when used in reference to an A Advance, an A Borrowing, a Commitment or a term related to any of the foregoing, each Designated Bidder.

         "LIEN" means any lien, security interest or other charge or encumbrance, or any assignment of the right to receive income, or any other type of preferential arrangement, in each case to secure any Debt or any Guaranty of any Person; provided that (i) the creation of interests in property of the character commonly referred to as a "royalty interest" or "overriding royalty interest", farmouts, joint operating or unitization agreements, or other similar transactions in the ordinary course of business and (ii) borrowings under life insurance policies as described in clause (4) of the proviso to the definition of "Debt" shall not be deemed to create a Lien.

         "LL&E" means The Louisiana Land and Exploration Company, a Maryland corporation and a wholly-owned Subsidiary of the Borrower.

         "MAJORITY LENDERS" means at any time Lenders holding at least 51% of the then aggregate unpaid principal amount of the Notes held by Lenders, or, if no such principal amount is then outstanding, Lenders having at least 51% of the Commitments.

         "MARGIN STOCK" means "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on the financial condition or operations of the Borrower and its consolidated Subsidiaries on a consolidated basis.

         "MATERIAL PLAN" means any Plan the assets of which exceed $50,000,000 or the liabilities of which for unfunded vested benefits determined on a plan termination basis (in accordance with Title IV of ERISA) exceed $10,000,000.

         "MATERIAL SUBSIDIARY" means, from time to time, any Subsidiary of the Borrower (other than a Project Financing Subsidiary) then owning assets (determined on a consolidated basis) that equal or exceed 10% of the book value of the consolidated assets of the Borrower and its consolidated Subsidiaries at such time.

         "MOODY'S" means Moody's Investors Service.

         "MORGAN" means Morgan Guaranty Trust Company of New York, and its successors.

         "MORGAN GOLD LOANS" means the obligations of LL&E under the respective Credit Agreements dated as of December 23, 1994 and March 31, 1995 between LL&E and Morgan, or under any amended or additional credit agreements on substantially similar terms, provided that the aggregate outstanding amount borrowed thereunder shall at no time exceed 35,000 ounces of gold.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, such plan being maintained pursuant to one or more collective bargaining agreements.

         "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, which (i) is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

         "NEW LENDER" has the meaning specified in Section 2.20(b).

         "NEW LENDER AGREEMENT" has the meaning specified in Section 2.20(b).

         "NOTE" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Advances made by such Lender.

         "NOTICE OF A BORROWING" has the meaning specified in Section 2.02(a).

         "NOTICE OF B BORROWING" has the meaning specified in Section 2.19(a).

         "OBJECTING LENDERS" has the meaning specified in Section 2.21(a).

         "OFFERED INCREASE AMOUNT" has the meaning specified in Section 2.20(a).

         "ORIGINAL EFFECTIVE DATE" means February 25, 1998.

         "OVERDUE REIMBURSEMENT OBLIGATIONS" means with respect to any Person non-contingent obligations of such Person to reimburse a bank or other Person in respect of amounts paid under a letter of credit or similar instrument that are not paid on or prior to the fifth Business Day after the due date therefor.

         "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

         "PERMITTED ASSETS" means (i) hydrocarbon or other reserves (including proved, probable, possible or speculative reserves), (ii) properties, assets, rights or business related to reserves (including real property, gathering systems, plants, pipelines, equipment and processing and treatment facilities),
(iii) other fixed or operating assets and (iv) Equity Interests in any and all Business Entities that are or become Subsidiaries of the Borrower owning assets referred to in any of the foregoing clauses.

         "PERMITTED LIENS" means

           (i) inchoate Liens and charges imposed by law and incidental to construction, maintenance, development or operation of properties, or the operation of business, in the ordinary course of business if payment of the obligation secured thereby is not yet overdue or if the validity or amount of which is being contested in good faith by the Borrower or any Subsidiary of the Borrower;

           (ii) Liens for taxes, assessments, obligations under workers' compensation or other social security legislation or other governmental requirements, charges or levies, in each case not yet overdue;

           (iii) Liens reserved in any oil, gas or other mineral lease entered into in the ordinary course of business for rent, royalty or delay rental under such lease and for compliance with the terms of such lease;

           (iv) easements, servitudes, rights-of-way and other rights, exceptions, reservations, conditions, limitations, covenants and other restrictions which do not materially interfere with the operation, value or use of the properties affected thereby;

           (v) conventional provisions contained in any contracts or agreements affecting properties under which the Borrower or a Subsidiary of the Borrower is required immediately before the expiration, termination or abandonment of a particular property to reassign to the Borrower's or a Subsidiary's predecessor in title all or a portion of the Borrower's or such Subsidiary's rights, titles and interests in and to all or a portion of such property;

           (vi) any Lien reserved in a grant or conveyance in the nature of a farm-out or conditional assignment to the Borrower or any of its Subsidiaries entered into in the ordinary course of business on reasonable terms to secure undertakings of the Borrower or such Subsidiary in such grant or conveyance;

           (vii) any Lien consisting of (A) statutory landlord's liens under leases to which the Borrower or any Subsidiary of the Borrower is a party or other Liens on leased property reserved in leases thereof for rent or for compliance with the terms of such leases, (B) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property of the Borrower or any of its Subsidiaries or to use such property in any manner which does not materially impair the use of such property for the purposes for which it is held by the Borrower or any such Subsidiary,
(C) obligations or duties to any municipality or public authority with respect to any franchise, grant, license, lease or permit and the rights reserved or vested in any governmental authority or public utility to terminate any such franchise, grant, license, lease or permit or to condemn or expropriate any property, and (D) zoning laws and ordinances and municipal regulations;

           (viii) Liens on Equity Interests in, or Debt or other obligations of, CLAM owned by the Borrower or any of its Subsidiaries, which Liens secure Debt of CLAM; and

           (ix) any Lien on any assets (including Equity Interests and other obligations) securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring, improving, installing, designing, engineering, developing (including drilling), or constructing such assets, provided that such Lien attaches to such assets concurrently with or within 360 days after the acquisition or completion of development, construction or installation thereof or improvement thereto.

         "PERSON" means an individual, a Business Entity, or a country or any political subdivision thereof or any agency or instrumentality of such country or subdivision.

         "PLAN" means a Single Employer Plan or a Multiple Employer Plan.

         "PROJECT FINANCING" means any Debt incurred to finance or refinance the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise in respect of, all or any portion of any project, or any asset related thereto, and any Guaranty with respect thereto, other than any portion of such Debt or Guaranty permitting or providing for recourse against the Borrower or any of its Subsidiaries other than (i) recourse to the Equity Interests in, Debt or other obligations of, or assets of, one or more Project Financing Subsidiaries, and
(ii) such recourse as exists under any Contingent Guaranty.

         "PROJECT FINANCING SUBSIDIARY" means any Subsidiary of the Borrower whose principal purpose is to incur Project Financing, or to become a direct or indirect partner, member or other equity participant or owner in a Business Entity so created, and substantially all the assets of which Subsidiary or Business Entity are limited to those assets being financed (or to be financed), or the operation of which is being financed (or to be financed), in whole or in part by a Project Financing or to Equity Interests in, or Debt or other obligations of, one or more other such Subsidiaries or Business Entities.

         "RE-ALLOCATION DATE" has the meaning specified in Section 2.20(e).

         "REFERENCE BANKS" means Chase Bank of Texas, N.A., Morgan and Citibank, N.A.

         "REGISTER" has the meaning specified in Section 8.07(c).

         "REQUIRED LENDERS" means Lenders (i) that are not Objecting Lenders with respect to any previous Extension Request and (ii) that have Commitment Percentages aggregating at least 51% of the aggregate Commitment Percentages of such non-Objecting Lenders.

         "S&P" means Standard and Poor's Ratings Group, a division of McGraw-Hill, Inc. on the date hereof.

         "SHORT-TERM REVOLVING CREDIT AGREEMENT" means the Short-Term Revolving Credit Agreement dated as of February 25, 1998 among the Borrower, the financial institutions party thereto, Morgan, as administrative agent for such financial institutions, Citibank, N.A., as syndication agent for such financial institutions, and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as co-documentation agents for such financial institutions.

         "SINGLE EMPLOYER PLAN" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (i) is maintained for employees of the Borrower or an ERISA Affiliate and no Person other than the Borrower and its ERISA Affiliates or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

         "STATED TERMINATION DATE" means February 24, 2003, or such later date as shall be determined pursuant to the provisions of Section 2.21 with respect to non-Objecting Lenders provided that if such date is not a Business Day, the Stated Termination Date shall be the next preceding Business Day.

         "SUBSIDIARY" means, as to any Person, any Business Entity of which shares of stock or other Equity Interests having ordinary voting power (other than stock or such other Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such Business Entity are at the time owned, directly or indirectly through one or more Subsidiaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "TERMINATION DATE" means the earlier of (i) the Stated Termination Date and (ii) the date of termination in whole of the Commitments pursuant to Section
2.04 or 6.01.

         "TERMINATION EVENT" means (i) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC), or an event described in
Section 4062(e) of ERISA, or (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by the Borrower or any ERISA Affiliate under
Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or
(v) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of the Borrower or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied, or (vi) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA, or (vii) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         "TYPE" has the meaning specified in the definition of "A Advance".

         "WITHDRAWAL LIABILITY" shall have the meaning given such term under
Part I of Subtitle E of Title IV of ERISA.

         SECTION 1.2. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

         SECTION 1.3. Accounting and Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles either (i) consistent with those principles applied in the preparation of the annual financial statements referred to in
Section 4.01(e), or (ii) not so materially inconsistent with such principles that a covenant contained in Section 5.01 or 5.02 would be calculated or construed in a materially different manner or with materially different results than if such covenant were calculated or construed in accordance with clause (i) of this Section 1.03. "INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         SECTION 1.4. References. The words "HEREOF", "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                                    ARTICLE 2

                        AMOUNTS AND TERMS OF THE ADVANCES

         SECTION 2.1. The A Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make A Advances to the Borrower from time to time on any Business Day during the period from the date hereof to and including the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on the signature pages hereof under the caption "COMMITMENTS", or, if such Lender has entered into any Assignment and Acceptance or Commitment Increase Agreement or a New Lender Agreement, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c), as such amount may be reduced pursuant to Section 2.04 (such Lender's "COMMITMENT"), provided that the aggregate amount of the Commitments of the Lenders shall be deemed used from time to time to the extent of the aggregate amount of the B Advances then outstanding and such deemed use of the aggregate amount of such Commitments shall be applied to all the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a "B REDUCTION"). Each A Borrowing shall be in an aggregate amount of $10,000,000 in the case of an A Borrowing comprised of Base Rate Advances and $25,000,000 in the case of an A Borrowing comprised of Eurodollar Rate Advances, or, in either case an integral multiple of $1,000,000 in excess thereof (or, in the case of an A Borrowing of Base Rate Advances, the aggregate unused Commitments, if less) and shall consist of A Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender's Commitment, the Borrower may make more than one Borrowing on any Business Day and may borrow, prepay pursuant to Section 2.10, and reborrow under this Section 2.01.

         SECTION 2.2.  Making the A Advances.

          (a) Each A Borrowing shall be made on notice by the Borrower to the Administrative Agent (a "NOTICE OF A BORROWING") received by the Administrative Agent, (i) in the case of a proposed A Borrowing comprised of Base Rate Advances, not later than 10:00 A.M. (New York City time) on the Business Day of such proposed A Borrowing, and (ii) in the case of a proposed A Borrowing comprised of Eurodollar Rate Advances, not later than 12:00 noon (New York City time) on the third Business Day prior to the date of such proposed A Borrowing. Each Notice of A Borrowing shall be by telecopy, telefax or other teletransmission or by telephone (and if by telephone, confirmed promptly by telecopier, telefax or other teletransmission), in substantially the form of Exhibit B hereto, specifying therein the requested (w) date of such A Borrowing,
(x) Type of A Advances comprising such A Borrowing, (y) aggregate amount of such A Borrowing, and (z) in the case of an A Borrowing comprised of Eurodollar Rate Advances, the initial Interest Period for each such A Advance. Each Lender shall, before 1:00 p.m. (New York City time) on the date of such A Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address at Morgan, 60 Wall Street, 22nd Floor, New York, New York 10260, Reference: Burlington Resources Inc., or at such other location designated by notice from the Administrative Agent to the Lenders pursuant to Section 8.02, in same day funds, such Lender's ratable portion of such A Borrowing. Immediately after the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article 3, the Administrative Agent will make such funds available to the Borrower at Morgan, 60 Wall Street, 22nd Floor, New York, New York 10260, or at any account of the Borrower maintained by the Administrative Agent (or any successor Administrative Agent) designated by the Borrower and agreed to by the Administrative Agent (or such successor Administrative Agent), in same day funds.

           (b Each Notice of A Borrowing shall be irrevocable and binding on the Borrower. In the case of any A Borrowing which the related Notice of A Borrowing specified is to be comprised of Eurodollar Rate Advances, if such A Advances are not made as a result of any failure to fulfill on or before the date specified for such A Borrowing the applicable conditions set forth in Article 3, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of such failure, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the A Advance to be made by such Lender as part of such A Borrowing.

           (c Unless the Administrative Agent shall have received notice from a Lender prior to the date of any A Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such A Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such A Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the Effective Federal Funds Rate for such day. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's A Advance to the Borrower as part of such A Borrowing for purposes of this Agreement.

           (d The failure of any Lender to make the A Advance to be made by it as part of any A Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its A Advance on the date of such A Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the A Advance to be made by such other Lender on the date of any A Borrowing.

         SECTION 2.3. Fees.

           (a FACILITY FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender (other than a Designated Bidder) a facility fee on the average daily amount of such Lender's Commitment, whether or not used or deemed used, from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance or Commitment Increase Agreement pursuant to which it became a Lender in the case of each other Lender, in each case until the Termination Date, payable quarterly in arrears on the last day of each March, June, September and December during the term of such Lender's Commitment and on the Termination Date, at a rate per annum equal to the Facility Fee Percentage in effect from time to time.

           (b AGENCY FEE. The Borrower agrees to pay to the Administrative Agent, for its own account, such agency fees as may be separately agreed to in writing by the Borrower and the Administrative Agent, such fees to be in the amounts and payable on the dates as may be so agreed to.

           (c ARRANGEMENT FEE. The Borrower agrees to pay to the Administrative Agent, for its own account, an arrangement fee in the amount and payable on the date separately agreed to in writing by the Administrative Agent and the Borrower.

         SECTION 2.4. Reduction of the Commitments. The Borrower shall have the right, upon at least three Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the Commitments of the Lenders (being the amount by which such Commitments exceed the aggregate outstanding principal amount of all Advances), provided that each partial reduction shall be in the aggregate amount of $20,000,000 or any whole multiple of $1,000,000 in excess thereof.

         SECTION 2.5. Repayment of A Advances. The Borrower shall repay to each Lender on the Termination Date the aggregate principal amount of the A Advances, together with accrued interest thereon, then owing to such Lender.

         SECTION 2.6.  Interest on A Advances.

           (a ORDINARY INTEREST. The Borrower shall pay interest on the unpaid principal amount of each A Advance owing to each Lender from the date of such A Advance until such principal amount is due (whether at stated maturity, by acceleration or otherwise), at the following rates:

                   (i BASE RATE ADVANCES. During such periods as such A Advance is a Base Rate Advance, a rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly in arrears on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or due (whether at stated maturity, by acceleration or otherwise).

                  (ii Eurodollar Rate Advances. During such periods as such A Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such A Advance to the sum of the Eurodollar Rate for such Interest Period plus the Eurodollar Rate Margin in effect from time to time, payable on the last day of each such Interest Period and, if any such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period and, if such A Advance is Converted into a Base Rate Advance on any date other than the last day of any Interest Period for such A Advance, on the date of such Conversion or, if later, the Business Day on which the Borrower shall have received at least one Business Day's prior notice from the Administrative Agent or the applicable Lender of the amount of unpaid interest accrued on such A Advances to the date of such Conversion.

           (b DEFAULT INTEREST. The Borrower shall pay interest on the unpaid principal amount of each Advance that is not paid when due (whether at stated maturity, by acceleration or otherwise) from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times (i) from such due date to the last day of the then existing Interest Period therefor, in the case of each Eurodollar Rate Advance, to 1% per annum above the interest rate per annum required to be paid on such A Advance immediately prior to the date on which such amount became due and (ii) from and after the last day of the then existing Interest Period therefor, in the case of each Eurodollar Rate Advance, and at all times in the case of each Base Rate Advance or B Advance, to 1% per annum above the Base Rate in effect from time to time.

         SECTION 2.7. Additional Interest on Eurodollar Rate Advances. If any Lender shall determine in good faith that reserves under regulations of the Board of Governors of the Federal Reserve System are required to be maintained by it in respect of, or a portion of its costs of maintaining reserves under such regulations is properly attributable to, one or more of its Eurodollar Rate Advances, the Borrower shall pay to such Lender additional interest on the unpaid principal amount of each such Eurodollar Rate Advance payable on the same day or days on which interest is payable on such A Advance, at an interest rate per annum up to but not exceeding at all times during each Interest Period for such A Advance the excess of (i) the rate obtained by dividing the Eurodollar Rate for such Interest Period by a percentage equal to 100% minus the Eurodollar Reserve Percentage, if any, for such Lender for such Interest Period over (ii) the Eurodollar Rate for such Interest Period. Any Lender wishing to require payment of such additional interest (x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Eurodollar Rate Advances of such Lender shall be payable to such Lender at the place indicated in such notice with respect to each Interest Period commencing at least five Business Days after the giving of such notice and (y) shall furnish to the Borrower at least five Business Days prior to each date on which interest is payable on the Eurodollar Rate Advances an officer's certificate setting forth the amount to which such Lender is then entitled under this Section, which certificate shall be conclusive and binding for all purposes, absent manifest error.

         SECTION 2.8.  Interest Rate Determination.

           (a Each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

           (b The Administrative Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.06(a)(i) or (ii), and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 2.06(a)(ii).

           (c If fewer than two Reference Banks furnish timely information to the Administrative Agent for determining the Eurodollar Rate for any applicable A Advances,

                   (i the Administrative Agent shall give the Borrower and each Lender prompt notice by telephone (confirmed in writing) that the interest rate cannot be determined for such applicable A Advances,

                  (ii each such A Advance that is a Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such A Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

                 (iii the obligations of the Lenders to make, or to Convert A Advances into, Eurodollar Rate Advances, as the case may be, shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

           (d If, with respect to any Eurodollar Rate Advances, the Majority Lenders determine and give notice to the Administrative Agent that as a result of conditions in or generally affecting the relevant market, the rates of interest determined on the basis of the Eurodollar Rate for any Interest Period for such A Advances will not adequately reflect the cost to such Majority Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon,

                   (i each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and

                  (ii the obligation of the Lenders to make, or to Convert A Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

           (e If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Lenders and such Eurodollar Rate Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

           (f On the date on which the aggregate unpaid principal amount of A Advances comprising any A Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $10,000,000, such A Advances shall, if they are Eurodollar Rate Advances, automatically Convert into Base Rate Advances, and on and after such date the right of the Borrower to Convert such A Advances into Eurodollar Rate Advances shall terminate; provided, however, that if and so long as each such A Advance shall be, or be elected to be Converted to, Eurodollar Rate Advances having the same Interest Period as Eurodollar Rate Advances comprising another A Borrowing or other A Borrowings, and the aggregate unpaid principal amount of all such Eurodollar Rate Advances shall, or upon such Conversion will, equal or exceed $20,000,000, the Borrower shall have the right to continue all such Eurodollar Rate Advances as, or to Convert all such A Advances into, Eurodollar Rate Advances having such Interest Period.

         SECTION 2.9. Voluntary Conversion of A Advances. The Borrower may on any Business Day, upon notice given to the Administrative Agent, not later than 12:00 noon (New York City time) on the third Business Day prior to the date of the proposed Conversion, and subject to the provisions of Section 2.08, 2.11 and 2.13, Convert all A Advances of one Type comprising the same A Borrowing into A Advances of the other Type; provided, however, that any Conversion of any Eurodollar Rate Advances into Base Rate Advances made on any day other than the last day of an Interest Period for such Eurodollar Rate Advances shall be subject to the provisions of Section 8.04(b). Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the A Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the Interest Period for each such Eurodollar Rate Advance.

         SECTION 2.10. Prepayments. The Borrower may, upon (i) in the case of Eurodollar Rate Advances, at least three Business Days notice or (ii) in the case of Base Rate Advances, telephonic notice not later than 12:00 noon (New York City time) on the date of prepayment, to the Administrative Agent which specifies the proposed date and aggregate principal amount of the prepayment and the Type of A Advances to be prepaid, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the A Advances comprising the same A Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) in the event of any such prepayment of Eurodollar Rate Advances on any day other than the last day of an Interest Period for such Eurodollar Rate Advances, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to, and to the extent required by, Section 8.04(b); provided, further, however, that the Borrower will use its best efforts to give notice to the Administrative Agent of the proposed prepayment of Base Rate Advances on the Business Day prior to the date of such proposed prepayment.

         SECTION 2.11. Increased Costs.

           (a If, due to either (i) the introduction after the date of this Agreement of or any change after the date of this Agreement (including any change by way of imposition or increase of reserve requirements or assessments other than those referred to in the definition of "Eurodollar Reserve Percentage" contained in Section 1.01) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request issued or made after the date of this Agreement from or by any central bank or other governmental authority (whether or not having the force of law), in each case above other than those referred to in Section 2.12, there shall be any increase in the cost to any Lender of agreeing to make, fund or maintain, or of making, funding or maintaining, Eurodollar Rate Advances funded in the interbank Eurodollar market, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to reimburse such Lender for all such increased costs (except those incurred more than 60 days prior to the date of such demand; for the purposes hereof any cost or expense allocable to a period prior to the publication or effective date of such an introduction, change, guideline or request shall be deemed to be incurred on the later of such publication or effective date). Each Lender agrees to use its best reasonable efforts promptly to notify the Borrower of any event referred to in clause (i) or (ii) above, provided that the failure to give such notice shall not affect the rights of any Lender under this Section 2.11(a) (except as otherwise expressly provided above in this Section 2.11(a)). A certificate as to the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error. After one or more Lenders have notified the Borrower of any increased costs pursuant to this Section 2.11, the Borrower may specify by notice to the Administrative Agent and the affected Lenders that, after the date of such notice whenever the election of a Eurodollar Rate Advance by the Borrower for an Interest Period or portion thereof would give rise to such increased costs, such election shall not apply to the A Advances of such Lender or Lenders during such Interest Period or portion thereof, and, in lieu thereof, such A Advances shall during such Interest Period or portion thereof be Base Rate Advances. Each Lender agrees to use its best reasonable efforts (including a reasonable effort to change its Applicable Lending Office or to transfer its affected A Advances to an Affiliate of such Lender) to avoid, or minimize the amount of, any demand for payment from the Borrower under this Section 2.11, provided that such avoidance would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

           (b In the event that any Lender shall change its Eurodollar Lending Office and such change results (at the time of such change) in increased costs to such Lender, the Borrower shall not be liable to such Lender for such increased costs incurred by such Lender to the extent, but only to the extent, that such increased costs shall exceed the increased costs which such Lender would have incurred if the Eurodollar Lending Office of such Lender had not been so changed, but, subject to subsection (a) of this Section 2.11 and to Section 2.13, nothing herein shall require any Lender to change its Eurodollar Lending Office for any reason.

         SECTION 2.12. Increased Capital. If either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) compliance by any Lender with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and such Lender determines that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, within ten days after demand, and delivery to the Borrower of the certificate referred to in the last sentence of this Section 2.12 by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder (except any such increase in capital incurred more than, or compensation attributable to the period before, 90 days prior to the date of such demand; for the purposes hereof any increase in capital allocable to, or compensation attributable to, a period prior to the publication or effective date of such an introduction, change, guideline or request shall be deemed to be incurred on the later of such publication or effective date). Each Lender agrees to use its best reasonable efforts promptly to notify the Borrower of any event referred to in clause (i) or (ii) above, provided that the failure to give such notice shall not affect the rights of any Lender under this Section 2.12 (except as otherwise expressly provided above in this Section 2.12). A certificate in reasonable detail as to the basis for, and the amount of, such compensation submitted to the Borrower and the Administrative Agent by such Lender shall, in the absence of manifest error, be conclusive and binding for all purposes.

         SECTION 2.13. Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Applicable Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain such Advances hereunder, such Lender may, by notice to the Borrower and the Administrative Agent, suspend the right of the Borrower to elect Eurodollar Rate Advances from such Lender and, if necessary in the reasonable opinion of such Lender to comply with such law or regulation, Convert all such Eurodollar Rate Advances of such Lender to Base Rate Advances at the latest time permitted by the applicable law or regulation, and such suspension and, if applicable, such Conversion shall continue until such Lender notifies the Borrower and the Administrative Agent that the circumstances making it unlawful for such Lender to perform such obligations no longer exist (which such Lender shall promptly do when such circumstances no longer exist). So long as the obligation of any Lender to make Eurodollar Rate Advances has been suspended under this Section 2.13, all Notices of A Borrowing specifying A Advances of such Type shall be deemed, as to such Lender, to be requests for Base Rate Advances. Each Lender agrees to use its best reasonable efforts (including a reasonable effort to change its Applicable Lending Office or to transfer its affected A Advances to an affiliate) to avoid any such illegality, provided that such avoidance would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

         SECTION 2.14. Payments and Computations.

           (a The Borrower shall make each payment hereunder (including under Section 2.03, 2.05 or 2.06) and under the Notes, whether the amount so paid is owing to any or all of the Lenders or to the Administrative Agent, not later than 1:00 P.M. (New York City time) without setoff, counterclaim, or any other deduction whatsoever, on the day when due in U.S. dollars to the Administrative Agent at Morgan, 60 Wall Street, 22nd Floor, New York, New York 10260,
Reference: Burlington Resources Inc., or at such other location designated by notice to the Borrower from the Administrative Agent and agreed to by the Borrower, in same day funds. Each such payment made by the Borrower for the account of any Lender hereunder, when so made to the Administrative Agent, shall be deemed duly made for all purposes of this Agreement and the Notes, except that if at any time any such payment is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the bankruptcy, insolvency or reorganization of the Borrower or otherwise, such payment shall be deemed not to have been so made. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Section 2.07, 2.11, 2.12, 2.13, 2.15, 2.19 or 8.04(b)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

           (b All computations of interest based on the Base Rate and of facility fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate, or the Effective Federal Funds Rate shall be made by the Administrative Agent, and all computations of interest pursuant to Section 2.07 shall be made by each Lender with respect to its own Eurodollar Rate Advances, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent (or, in the case of Section 2.07, 2.11, 2.12, 2.13, 2.15,
2.19 or 8.04(b), by each Lender with respect to its own Advances) of an interest rate or an increased cost, loss or expense or increased capital or of illegality or taxes hereunder shall be conclusive and binding for all purposes if made reasonably and in good faith.

           (c Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fees, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

           (d Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at a rate equal to the Effective Federal Funds Rate for such day.

         SECTION 2.15. Taxes.

           (a Any and all payments by the Borrower hereunder or under the Notes shall be made in accordance with Section 2.14, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding in the case of each Indemnified Party, (i) all taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, imposed on or determined by reference to its income or profits, and all franchise taxes, and (ii) all other taxes, levies, imposts, deductions, charges, or withholdings in effect at the time that such Indemnified Party executed this Agreement or otherwise became an "Indemnified Party" hereunder, and liabilities with respect thereto, imposed on it by reason of the jurisdiction in which such Indemnified Party is organized, domiciled, resident or doing business, or any political subdivision thereof, or by reason of the jurisdiction of its Applicable Lending Office or any other office from which it makes or maintains any extension of credit hereunder or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments under this Agreement or under the Notes being herein referred to as "TAXES"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Indemnified Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Indemnified Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower (or the Administrative Agent, as applicable) shall make such deductions at the applicable statutory rate and (iii) the Borrower (or the Administrative Agent, as applicable) shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, provided that the Borrower shall not be required to pay any additional amount (and shall be relieved of any liability with respect thereto) pursuant to this subsection (a) (or pursuant to Section 2.15(c), except to the extent Section 2.15(c) relates to Other Taxes) to any Indemnified Party that either (x) on the date such Indemnified Party executed this Agreement or otherwise became an "Indemnified Party" hereunder, both (A) was not entitled to submit a U.S. Internal Revenue Service form 1001 (relating to such Indemnified Party, and entitling it to a complete exemption from withholding on all amounts to be received by such Indemnified Party, including fees, pursuant to this Agreement or the Advances) or a U.S. Internal Revenue Service form 4224 (relating to all amounts to be received by such Indemnified Party, including fees, pursuant to this Agreement and the Advances) and (B) is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code), or (y) has failed to submit any form or certificate that it was required to file or provide pursuant to subsection (d) of this Section 2.15 and is entitled to file or give, as applicable, under applicable law, provided, further, that should an Indemnified Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such administrative steps as such Indemnified Party shall reasonably request to assist such Indemnified Party to recover such Taxes, and provided further, that each Indemnified Party, with respect to itself, agrees to indemnify and hold harmless the Borrower from any taxes, penalties, interest and other expenses, costs and losses incurred or payable by the Borrower as a result of the failure of the Borrower to comply with its obligations under clauses (ii) or (iii) above in reliance on any form or certificate provided to it by such Indemnified Party pursuant to this Section
2.15. If any Indemnified Party receives a net credit or refund in respect of such Taxes or amounts so paid by the Borrower, it shall promptly notify the Borrower of such net credit or refund and shall promptly pay such net credit or refund to the

Borrower, provided that the Borrower agrees to return such net credit or refund if the Indemnified Party to which such net credit or refund is applicable, is required to repay it.

           (b In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "OTHER TAXES").

           (c The Borrower will indemnify each Indemnified Party for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.15) paid by such Indemnified Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto except as a result of the gross negligence (which shall in any event include the failure of such Indemnified Party to provide to the Borrower any form or certificate that it was required to provide pursuant to subsection (d) below) or willful misconduct of such Indemnified Party, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Indemnified Party makes written demand therefor.

           (d On or prior to the date on which each Indemnified Party that is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) executes this Agreement or otherwise becomes an "Indemnified Party" hereunder, such Indemnified Party shall provide the Borrower and the Administrative Agent with U.S. Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the U.S. Internal Revenue Service, certifying that such Indemnified Party is fully exempt from United States withholding taxes with respect to all payments to be made to such Indemnified Party hereunder, or other documents satisfactory to the Borrower indicating that all payments to be made to such Indemnified Party hereunder are fully exempt from such taxes. Thereafter and from time to time, each such Indemnified Party shall submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or the other of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) notified by the Borrower to such Indemnified Party and (ii) required under then-current United States law or regulations to avoid United States withholding taxes on payments in respect of all amounts to be received by such Indemnified Party pursuant to this Agreement or the Notes, including fees. Upon the request of the Borrower from time to time, each Indemnified Party that is a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) shall submit to the Borrower a certificate to the effect that it is such a United States person. If any Indemnified Party determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrower any form or certificate that such Indemnified Party is obligated to submit pursuant to this subsection (d), or that such Indemnified Party is required to withdraw or cancel any such form or certificate previously submitted, such Indemnified Party shall promptly notify the Borrower and the Administrative Agent of such fact.

           (e Any Indemnified Party claiming any additional amounts payable pursuant to this Section 2.15 shall use its best reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Indemnified Party, be otherwise disadvantageous to such Indemnified Party.

           (f Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and each Indemnified Party contained in this Section 2.15 shall survive the payment in full of principal and interest hereunder and under the Notes.

         SECTION 2.16. Sharing of Payments, Etc.. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the A Advances made by it (other than pursuant to Section 2.07, 2.11, 2.12, 2.13, 2.15 or 8.04(b)) in excess of its ratable share of payments on account of the A Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the A Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such Lender's ratable share (according to the proportion of (i) the amount of the participation purchased from such Lender as a result of such excess payment to (ii) the total amount of such excess payment) of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (A) the amount of such Lender's required repayment to (B) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         SECTION 2.17. Evidence of Debt. The indebtedness of the Borrower to each Lender in respect of principal of and interest on the Advances shall be evidenced by a Note payable to the order of such Lender and delivered hereunder by the Borrower. Notwithstanding the provisions of the Notes for notations to be made on the grid attached thereto, any Lender may maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower resulting from Advances and payments made from time to time hereunder and under the Note payable to its order. In any legal action or proceeding in respect of this Agreement or such Note, the entries made in such account or accounts shall be conclusive evidence of the existence and amounts of the obligations of the Borrower therein recorded, absent manifest error.

         SECTION 2.18. Use of Proceeds. Proceeds of the Advances may be used for general corporate purposes of the Borrower and its Subsidiaries, including for acquisitions and for payment of commercial paper issued by the Borrower.

         SECTION 2.19. The B Advances. (a) Each Lender severally agrees that the Borrower may make B Borrowings under this Section 2.19 from time to time on any Business Day during the period from the date hereof until the earlier of (I) the Termination Date or (II) the date falling 30 days prior to the Stated Termination Date, in the manner set forth below; provided that (x) each B Borrowing shall be in an aggregate amount of $25,000,000 or an integral multiple of $5,000,000 in excess thereof and (y) following the making of each B Borrowing, the aggregate number of outstanding B Borrowings shall not exceed seven and the aggregate amount of all Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Lenders (computed without regard to any B Reduction).

                  (i) The Borrower may request a B Borrowing under this Section
         2.19 by delivering to the Administrative Agent, by telecopy, telefax or other teletransmission, a notice of a B Borrowing (a "NOTICE OF B BORROWING"), in substantially the form of Exhibit C hereto, specifying the date and aggregate amount of the proposed B Borrowing, the maturity date for repayment of each B Advance to be made as part of such B Borrowing (which maturity date may not be earlier than the date occurring 30 days after the date of such B Borrowing or later than the earlier of (x) 180 days after the date of such B Borrowing or (y) the Stated Termination Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such B Borrowing, not later than 10:00 A.M. (New York City time) (A) at least one Business Day prior to the date of the proposed B Borrowing, if the Borrower shall specify in the

         Notice of B Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum and (B) at least four Business Days prior to the date of the proposed B Borrowing, if the Borrower shall instead specify in the Notice of B Borrowing the basis to be used by the Lenders in determining the rates of interest to be offered by them. The Administrative Agent shall in turn promptly notify each Lender of each request for a B Borrowing received by it from the Borrower by sending such Lender a copy of the related Notice of B Borrowing.

                 (ii) Each Lender may, if in its sole and absolute discretion it elects to do so, irrevocably offer to make one or more B Advances to the Borrower as part of such proposed B Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to the Borrower), before 10:00 A.M. (New York City time) (x) on the date of such proposed B Borrowing in the case of a Notice of B Borrowing delivered pursuant to clause (A) of paragraph (i) above, and (y) three Business Days before the date of such proposed B Borrowing in the case of a Notice of B Borrowing delivered pursuant to clause (B) of paragraph (i) above, of the maximum amount of each B Advance which such Lender would be willing to make as part of such proposed B Borrowing (which amount may, subject to clause (y) of the proviso to the first sentence of this Section 2.19(a), exceed such Lender's Commitment), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such B Advance; provided that if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 9:45 A.M. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Administrative Agent, before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any B Advance as part of such B Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any B Advance as part of such proposed B Borrowing.

                (iii) The Borrower shall, in turn, before 11:00 A.M. (New York City time) (x) on the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (A) of paragraph
         (i) above and (y) three Business Days before the date of such proposed

         B Borrowing in the case of a Notice of B Borrowing delivered pursuant to clause (B) of paragraph (i) above, either

                           (A) cancel such B Borrowing by giving the
                  Administrative Agent notice to that effect, or

                           (B) accept one or more of the offers made by any
                  Lender or Lenders pursuant to paragraph (ii) above, in order of the lowest to highest rates of interest or margins (or, if two or more Lenders bid at the same rates of interest, and the amount of accepted offers is less than the aggregate amount of such offers, the amount to be borrowed from such Lenders as part of such B Borrowing shall be allocated among such Lenders pro rata on the basis of the maximum amount offered by such Lenders at such rates or margin in connection with such B Borrowing), in any aggregate amount up to the aggregate amount initially requested by the Borrower in the relevant Notice of B Borrowing, by giving notice to the Administrative Agent of the amount of each B Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Administrative Agent on behalf of such Lender for such B Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such B Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect.

                 (iv) If the Borrower notifies the Administrative Agent that such B Borrowing is cancelled pursuant to paragraph (iii)(A) above, the Administrative Agent shall give prompt notice thereof to the Lenders and such B Borrowing shall not be made.

                  (v) If the Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(B) above, the Administrative Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such B Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by the Borrower, (B) each Lender that is to make a B Advance as part of such B Borrowing, of the amount of each B Advance to be made by such Lender as part of such B Borrowing, and (C) each Lender that is to make a B Advance as part of such B Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article 3. Each Lender that is to make a B Advance as part of such B Borrowing shall, before 12:00 noon (New York City time) on the date of such B Borrowing specified in the notice received from the Administrative Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Administrative Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 8.02 such Lender's portion of such B Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in Article 3 and after receipt by the Administrative Agent of such funds, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address. Promptly after each B Borrowing the Administrative Agent will notify each Lender of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

         (b) Within the limits and on the conditions set forth in this Section 2.19, the Borrower may from time to time borrow under this Section 2.19, repay or prepay pursuant to subsection (c) below, and reborrow under this Section 2.19.

         (c) The Borrower shall repay to the Administrative Agent for the account of each Lender which has made a B Advance, or each other holder of a Note, on the maturity date of each B Advance (such maturity date being that specified by the Borrower for repayment in the related Notice of B Borrowing and provided in the Note evidencing such B Advance), the then unpaid principal amount of such B Advance. The Borrower shall have no right to prepay any B Advance unless, and then only on the terms, specified by the Borrower for such B Advance in the related Notice of B Borrowing delivered pursuant to Section 2.19(a)(i) and set forth in the Note evidencing such B Advance or unless the holder of such B Advance otherwise consents in writing to such prepayment.

         (d) The Borrower shall pay interest on the unpaid principal amount of each B Advance from the date of such B Advance to the date the principal amount of such B Advance is repaid in full at the rate of interest for such B Advance specified by the Lender making such B Advance in its notice delivered pursuant to subsection (a)(ii) above on the interest date or dates specified by the Borrower for such B Advance in the related Notice of B Borrowing and set forth in the Note evidencing such B Advance, subject to Section 2.06(b)

         (e) Each time that the Borrower gives a Notice of B Borrowing, the Borrower shall pay to the Administrative Agent for its own account such fee as may be agreed between the Borrower and the Administrative Agent from time to time, whether or not any B Borrowing is in fact made.

         (f) Following the making of each B Borrowing, the Borrower agrees that it will be in compliance with the limitations set forth in clause (y) of the proviso to the first sentence of Section 2.19(a).

         (g) The failure of any Lender to make the B Advance to be made by it as part of any B Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its B Advance on the date of such B Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the B Advance to be made by such other Lender on the date of any B Borrowing. If any Designated Bidder fails to make the B Advance to be made by it as part of any B Borrowing, such Designated Bidder shall not thereafter have the right to offer to make any B Advance without the prior written consent of the Borrower and the Administrative Agent.

         SECTION 2.20. Increase of Commitments. (a) At any time after the Effective Date, provided that no Event of Default shall have occurred and be continuing, the Borrower may request an increase of the aggregate Commitments by notice to the Administrative Agent in writing of the amount (the "OFFERED INCREASE AMOUNT") of such proposed increase (such notice, a "COMMITMENT INCREASE NOTICE"). Any such Commitment Increase Notice must offer each Lender the opportunity to subscribe for its pro rata share of the increased Commitments. If any portion of the increased Commitments is not subscribed for by the Lenders, the Borrower may, in its sole discretion, but with the consent of the Administrative Agent as to any Person that is not at such time a Lender (which consent shall not be unreasonably withheld), offer to any existing Lender or to one or more additional banks or financial institutions the opportunity to participate in all or a portion of such unsubscribed portion of the increased Commitments pursuant to paragraph (b) or (c) below, as applicable.

          (b) Any additional bank or financial institution that the Borrower selects to offer participation in the increased Commitments, and that elects to become a party to this Agreement and obtain a Commitment, shall execute a New Lender Agreement with the Borrower and the Administrative Agent, substantially in the form of Exhibit E (a "NEW LENDER AGREEMENT"), whereupon such bank or financial institution (a "NEW LENDER") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and the signature pages hereof shall be deemed to be amended to add the name and Commitment of such New Lender, provided that the Commitment of any such New Lender shall be in an amount not less than $10,000,000.

          (c) Any Lender that accepts an offer to it by the Borrower to increase its Commitment pursuant to this Section 2.20 shall, in each case, execute a Commitment Increase Agreement with the Borrower and the Administrative Agent, substantially in the form of Exhibit F (a "COMMITMENT INCREASE AGREEMENT"), whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and the signature pages hereof shall be deemed to be amended to so increase the Commitment of such Lender.

          (d) The effectiveness of any New Lender Agreement or Commitment Increase Agreement shall be contingent upon receipt by the Administrative Agent of such corporate resolutions of the Borrower and legal opinions of counsel to the Borrower as the Administrative Agent shall reasonably request with respect thereto, in each case, in form and substance satisfactory to the Administrative Agent.

          (e) If any bank or financial institution becomes a New Lender pursuant to Section 2.20(b) or any Lender's Commitment is increased pursuant to Section 2.20(c), additional A Advances made on or after the effectiveness thereof (the "RE-ALLOCATION DATE") shall be made pro rata based on the Commitment Percentages in effect on and after such Re-Allocation Date (except to the extent that any such pro rata borrowings would result in any Lender making an aggregate principal amount of A Advances in excess of its Commitment, in which case such excess amount will be allocated to, and made by, such New Lender and/or Lenders with such increased Commitments to the extent of, and pro rata based on, their respective Commitments), and continuations of Eurodollar Rate Advances outstanding on such Re-Allocation Date shall be effected by repayment of such Eurodollar Rate Advances on the last day of the Interest Period applicable thereto and the making of new Eurodollar Rate Advances pro rata based on such new Commitment Percentages. In the event that on any such Re-Allocation Date there is an unpaid principal amount of Base Rate Advances, the Borrower shall make prepayments thereof and borrowings of Base Rate Advances so that, after giving effect thereto, the Base Rate Advances outstanding are held pro rata based on such new Commitment Percentages. In the event that on any such Re-Allocation Date there is an unpaid principal amount of Eurodollar Rate Advances, such Eurodollar Rate Advances shall remain outstanding with the respective holders thereof until the expiration of their respective Interest Periods (unless the applicable Borrower elects to prepay any thereof in accordance with the applicable provisions of this Agreement), and interest on and repayments of such Eurodollar Rate Advances will be paid thereon to the respective Lenders holding such Eurodollar Rate Advances pro rata based on the respective principal amounts thereof outstanding.

          (f) Notwithstanding anything to the contrary in this Section 2.20, (i) no increase pursuant to this Section 2.20 shall be effective without the consent of the Required Lenders, (ii) no Lender shall have any obligation to increase its Commitment unless it agrees to do so in its sole discretion and (iii) the aggregate amount by which the Commitments hereunder are increased pursuant to this Section 2.20 shall not exceed $180,000,000.

          (g) The Borrower shall execute and deliver a Note to each new bank or other financial institution becoming a Lender.

         SECTION 2.21. Extension of Stated Termination Date. (a) Not later than 45 days prior to the Stated Termination Date then in effect, provided that no Event of Default shall have occurred and be continuing, the Borrower may request an extension of such Stated Termination Date by submitting to the Administrative Agent an Extension Request containing the information in respect of such extension specified in Exhibit G, which the Administrative Agent shall promptly furnish to each Lender. Each Lender shall, no later than 30 days after receiving from the Administrative Agent the applicable Extension Request, notify the Borrower and the Administrative Agent of its election to extend or not extend the Stated Termination Date as requested in such Extension Request. If the Required Lenders shall approve in writing the extension of the Stated Termination Date requested in such Extension Request, the Stated Termination Date shall automatically and without any further action by any Person be extended for the period specified in such Extension Request; provided that (i) each extension pursuant to this Section 2.21 shall be for a maximum of one year,
(ii) the Commitment of any Lender that does not consent in writing within 30 days after receiving from the Administrative Agent the applicable Extension Request (an "OBJECTING LENDER") shall, unless earlier terminated in accordance with this Agreement, expire on the Stated Termination Date in effect on the date of such Extension Request (such Stated Termination Date, if any, referred to as the "COMMITMENT EXPIRATION DATE" with respect to such Objecting Lender) and
(iii) the Borrower may exercise no more than two extensions pursuant to this
Section 2.21, so that the Stated Termination Date shall not in any event extend beyond the second anniversary of the initial Stated Termination Date hereunder. If, within 30 days after receiving from the Administrative Agent the applicable Extension Request, the Required Lenders shall not approve in writing the extension of the Stated Termination Date requested in an Extension Request, the Stated Termination Date shall not be extended pursuant to such Extension Request. The Administrative Agent shall promptly notify (y) the Lenders and the Borrower of any extension of the Stated Termination Date pursuant to this
Section 2.21 and (z) the Borrower of any Lender that becomes an Objecting
Lender.

          (b) A Advances owing to any Objecting Lender on the Commitment Expiration Date, together with accrued interest thereon, any amounts payable pursuant to Sections 2.06, 2.07, 2.11, 2.12, 2.15 and 8.04(b) and any accrued and unpaid facility fee or other amounts payable with respect to such Lender shall be repaid in full on or before such Commitment Expiration Date.

          (c) The Borrower shall have the right, so long as no Event of Default has occurred and is then continuing, upon giving notice to the Administrative Agent and the Objecting Lenders in accordance with Section 2.10, to prepay in full the A Advances of the Objecting Lenders, together with accrued interest thereon, any amounts payable pursuant to Sections 2.06, 2.07, 2.11, 2.12, 2.15 and 8.04(b) and any accrued and unpaid facility fee or other amounts payable to the Objecting Lenders hereunder and, upon giving not less than three Business Days' notice to the Objecting Lenders and the Administrative Agent, to cancel the whole or part of the Commitments of the Objecting Lenders.

          (d) Notwithstanding the foregoing, if any Lender becomes an Objecting Lender, the Borrower may, at its own expense and in the sole discretion and prior to the then Stated Termination Date, require such Lender (and each related Designated Bidder (as defined herein or in the Short-Term Revolving Credit Agreement)) to transfer or assign, in whole or in part, without recourse (in accordance with Section 8.07), all or part of its interests, rights and obligations under this Agreement and the Short-Term Revolving Credit Agreement to an Eligible Assignee (provided that the Borrower, with the full cooperation of such Lender, can identify an Eligible Assignee that is ready, willing and able to be an assignee with respect thereto) which shall assume such assigned obligations (which assignee may be another Lender, if such assignee Lender accepts such assignment); provided that (A) the assignee or the Borrower, as the case may be, shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Advances made by it hereunder and the "Advances" made by it under, and as defined in, the Short-Term Revolving Credit Agreement and all other amounts owed to it hereunder and thereunder, including any amounts owing pursuant to Section 8.04(b) (or the comparable provision of the Short-Term Revolving Credit Agreement) and any amounts that would be owing under such Section (or comparable provision) if such Advances and "Advances" (as so defined) were prepaid on the date of such assignment, and (B) such assignment does not conflict with any law, rule or regulation or order of any governmental authority. Any assignee that becomes a Lender as a result of such an assignment made pursuant to this paragraph (d) shall be deemed to have consented to the applicable Extension Request and, therefore, shall not be an Objecting Lender.

         SECTION 2.22. Replacement of Lenders. If any Lender requests compensation under Sections 2.07, 2.11 or 2.12 or if the Borrower is required to pay any additional amount to any Lender or any taxing authority or other authority for the account of any Lender pursuant to Section 2.15, or if any Lender suspends the right of the Borrower to elect Eurodollar Rate Advances from such Lender pursuant to Section 2.13, or if any Lender defaults in its obligation to fund Advances hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 8.07), all its interests, rights and obligations under this Agreement (other than any outstanding B Advances held by it) and the Short-Term Revolving Credit Agreement (other than "B Advances" under, and as defined in, the Short-Term Revolving Credit Agreement) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances (other than B Advances) hereunder and its "Advances" (other than "B Advances") (each as defined in the Short-Term Revolving Credit Agreement), accrued interest thereon, accrued fees, accrued costs in connection with compensation under Sections 2.07, 2.11 or 2.12 or payments required to be made pursuant to Section 2.15, if any, and all other amounts payable to it hereunder and thereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Sections 2.07, 2.11 or 2.12 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.



                                    ARTICLE 3

                     CONDITIONS OF EFFECTIVENESS AND LENDING

         SECTION 3.1. Conditions Precedent to Effectiveness of this Agreement. This Agreement shall become effective when (i) it shall have been executed by the Borrower and the Administrative Agent, (ii) the Administrative Agent and the Borrower either shall have been notified by each Initial Lender that such Initial Lender has executed it or shall have received a counterpart of this Agreement executed by such Initial Lender, and (iii) the Administrative Agent shall have received the following, each dated the date of delivery thereof unless otherwise specified below (which date shall be selected by the Borrower and be the same for all documents and all Lenders), in form and substance satisfactory to the Administrative Agent and (except for the Notes) in sufficient copies for each
Lender:

          (a) The Notes, to the order of the Lenders, respectively.

          (b) Certified copies of the resolutions of the Board of Directors of the Borrower approving the borrowings contemplated hereby and authorizing the execution of this Agreement and the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Notes.

          (c) A certificate of the Secretary or an Assistant Secretary of the Borrower (i) certifying names and true signatures of officers of the Borrower authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder and (ii) if the Effective Date is other than the date hereof, certifying that the representations and warranties contained in Section
4.01 are true and correct as of the Effective Date.

          (d) A favorable opinion of the Borrower's Senior Vice President, Law, in substantially the form of Exhibit H hereto.

          (e) A favorable opinion of Jones, Day, Reavis & Pogue, New York counsel to the Borrower, in substantially the form of Exhibit I hereto.

          (f) A favorable opinion of Davis Polk & Wardwell, counsel for the Administrative Agent, in substantially the form of Exhibit J hereto.

          (g) Evidence satisfactory to the Administrative Agent of payment of any loans outstanding under the Existing Agreement, together with all accrued interest and fees thereunder.

The Borrower and the Lenders (constituting the "Majority Lenders" as defined in the Existing Agreement) hereby agree that the "Commitments" under the Existing Agreement shall terminate automatically upon the Effective Date without further action by any party to the Existing Agreement.

         SECTION 3.2. Conditions Precedent to Each A Borrowing. The obligation of each Lender to make an A Advance (including the initial A Advance) on the occasion of any A Borrowing shall be subject to the further conditions precedent that on or before the date of such A Borrowing this Agreement shall have become effective pursuant to Section 3.01 and that on the date of such A Borrowing, before and immediately after giving effect to such A Borrowing and to the application of the proceeds therefrom, the following statements shall be true and correct, and the giving by the Borrower of the applicable Notice of A Borrowing and the acceptance by the Borrower of the proceeds of such A Borrowing shall constitute its representation and warranty that on and as of the date of such A Borrowing, before and immediately after giving effect thereto and to the application of the proceeds therefrom, the following statements are true and correct:

          (a) Each representation and warranty contained in Section 4.01 is correct in all material respects as though made on and as of such date (or, if such representation and warranty is stated to be made as at a specific date or for a specific period, as at the original specified date or with respect to the original specified period);

          (b) No event has occurred and is continuing, or would result from such A Borrowing, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

          (c) The aggregate amount of the borrowings under this Agreement (including such A Borrowing) and under other agreements or facilities or evidenced by other instruments or documents is not in excess of the aggregate amount of such borrowings approved as of such date by the Board of Directors of the Borrower.

         SECTION 3.3. Conditions Precedent to Each B Borrowing. The obligation of each Lender which is to make a B Advance on the occasion of any B Borrowing (including the initial B Borrowing) shall be subject to the further conditions precedent that (i) at or before the time required by paragraph (iii) of Section 2.19(a), the Administrative Agent shall have received the written confirmatory notice of such B Borrowing contemplated by such paragraph, (ii) on or before the date of such B Borrowing this Agreement shall have become effective pursuant to
Section 3.01, and (iii) on the date of such B Borrowing, before and immediately after giving effect to such B Borrowing and to the application of the proceeds therefrom, the following statements shall be true and correct, and the giving by the Borrower of the applicable Notice of B Borrowing and the acceptance by the Borrower of the proceeds of such B Borrowing shall constitute its representation and warranty that on and as of the date of such B Borrowing, before and immediately after giving effect thereto and to the application of the proceeds therefrom, the following statements are true and correct:

          (a) Each representation and warranty contained in Section 4.01 is correct in all material respects as though made on and as of such date (or, if such representation and warranty is stated to be made as at a specific date or for a specific period, as at the original specified date or with respect to the original specified period);

          (b) No event has occurred and is continuing, or would result from such B Borrowing, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

          (c) The aggregate amount of the borrowings under this Agreement (including such B Borrowing) and under other agreements or facilities or evidenced by other instruments or documents is not in excess of the aggregate amount of such borrowings approved as of such date by the Board of Directors of the Borrower.



                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each Material Subsidiary is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation. The Borrower and each Material Subsidiary possess all corporate powers and all other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect. Each Subsidiary which is, on and as of the date of this Agreement, a Material Subsidiary is listed on
Schedule I hereto.

          (b) The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's certificate of incorporation or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement or the Notes which has not been duly made or obtained, except those (i) required in the ordinary course to comply with ongoing covenant obligations of the Borrower hereunder the performance of which is not yet due and (ii) that will, in the ordinary course of business in accordance with this Agreement, be duly made or obtained on or prior to the time or times the performance of such obligations shall be due.

          (d) This Agreement constitutes, and the Notes when delivered hereunder shall constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by general principles of equity.

          (e) The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 1997 and the related consolidated statements of income and cash flow for the fiscal year then ended, reported on by Coopers & Lybrand, independent public accountants, copies of which have been furnished to the Administrative Agent and the Initial Lenders prior to the date hereof, fairly present the consolidated financial condition of the Borrower and such Subsidiaries as at December 31, 1997 and the consolidated results of their operations for such fiscal period, all in accordance with generally accepted accounting principles consistently applied. From December 31, 1997 to and including the Effective Date there has been no material adverse change in such condition or results of operations.

          (f) As at the Effective Date, there is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or involving the Borrower or any Material Subsidiary in any court, or before any arbitrator of any kind, or before or by any governmental body, which in the reasonable judgment of the Borrower (taking into account the exhaustion of all appeals) would have a material adverse effect on the consolidated financial condition of the Borrower and its consolidated Subsidiaries taken as a whole, or which purports to affect the legality, validity, binding effect or enforceability of this Agreement or the Notes.

          (g) The Borrower and each consolidated Subsidiary have duly filed all tax returns required to be filed, and duly paid and discharged all taxes, assessments and governmental charges upon it or against its properties now due and payable, the failure to file or pay which, as applicable, would have a Material Adverse Effect, unless and to the extent only that the same are being contested in good faith and by appropriate proceedings by the Borrower or the appropriate Subsidiary.

          (h) Except to the extent permitted pursuant to Section 5.02(e), neither the Borrower nor any Material Subsidiary is subject to any contractual restrictions which limit the amount of dividends payable by any Subsidiary.

          (i) No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which, with the giving of notice or lapse of time, or both, would constitute an Event of Default under Section 6.01(g).

          (j) Neither the Borrower nor any ERISA Affiliate has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan that, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liability (as of the date of determination), exceeds 5% of the Consolidated Tangible Net Worth of the Borrower.

          (k) Neither the Borrower nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA the effect of which reorganization or termination would be the occurrence of an Event of Default under Section 6.01(i).

          (l) The Borrower is not an "investment company" or a "company" controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (m) The Borrower is not a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

All representations and warranties made by the Borrower herein or made in any certificate delivered pursuant hereto shall survive the making of the Advances and the execution and delivery to the Lenders of this Agreement and the Notes.



                                    ARTICLE 5

                            COVENANTS OF THE BORROWER

         SECTION 5.1. Affirmative Covenants. So long as any Note or other amount payable by the Borrower hereunder shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will, unless the Majority Lenders shall otherwise consent in writing:

          (a) PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain, and cause each Material Subsidiary to preserve and maintain, its corporate existence, rights (charter and statutory) and material franchises, except as otherwise permitted by Section 5.02(c) or 5.02(d).

          (b) COMPLIANCE WITH LAWS, ETC. Comply, and cause each Subsidiary to comply, in all material respects, with all applicable laws, rules, regulations and orders (including all environmental laws and laws requiring payment of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings) the failure to comply with which would have a Material Adverse Effect.

          (c) VISITATION RIGHTS. At such reasonable times and intervals as the Administrative Agent or any of the Lenders (other than Designated Bidders) may desire, permit the Administrative Agent or any of the Lenders (other than Designated Bidders) to visit the Borrower and to discuss the affairs, finances, accounts and mineral reserve performance of the Borrower and any of its Subsidiaries with officers of the Borrower and independent certified public accountants of the Borrower and any of its Subsidiaries, provided that if an Event of Default, or an event which with the giving of notice or the passage of time, or both, would become an Event of Default, has occurred and is continuing, the Administrative Agent or any Lender may, in addition to the other provisions of this subsection (c) and at such reasonable times and intervals as the Administrative Agent or any of the Lenders may desire, visit and inspect, under guidance of officers of the Borrower, any properties significant to the consolidated operations of the Borrower and its Subsidiaries, and to examine the books and records of account (other than with respect to any mineral reserve information that the Borrower determines to be confidential) of the Borrower and any of its Subsidiaries and to discuss the affairs, finances and accounts of any of the Borrower's Subsidiaries with any of the officers of such Subsidiary.

          (d) BOOKS AND RECORDS. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each Subsidiary in accordance with generally accepted accounting principles either (i) consistently applied or (ii) applied in a changed manner that does not, under generally accepted accounting principles or public reporting requirements applicable to the Borrower, either require disclosure in the consolidated financial statements of the Borrower and its consolidated Subsidiaries or require the consent of the accountants which (as required by Section 5.03(b)) report on such financial statements for the fiscal year in which such change shall have occurred, or (iii) applied in a changed manner not covered by clause (ii) above provided such change shall have been disclosed to the Administrative Agent and shall have been consented to by the accountants which (as required by Section 5.03(b)) report on the consolidated financial statements of the Borrower and its consolidated Subsidiaries for the fiscal year in which such change shall have occurred, provided that if any change referred to in clause (ii) or (iii) above would not meet the standard set forth in clause (i) or (ii) of Section 1.03, the Administrative Agent, the Lenders and the Borrower agree to amend the covenants contained in Section 5.01 and 5.02 so that the relative protection afforded thereby to the Lenders and the relative flexibility afforded thereby to the Borrower will in substance be retained after such amendment, provided, however, that until such amendment becomes effective hereunder, the covenants as set forth herein shall remain in full force and effect and those accounting principles applicable to the Borrower and its consolidated Subsidiaries which do meet the standards set forth in clause (i) or (ii) of Section 1.03 shall be applied to determine whether or not the Borrower is in compliance with such covenants.

          (e) MAINTENANCE OF PROPERTIES, ETC. Maintain and preserve, and cause each Material Subsidiary to maintain and preserve, all of its properties which are used in the conduct of its business in good working order and condition, ordinary wear and tear excepted, to the extent that any failure to do so would have a Material Adverse Effect.

          (f) MAINTENANCE OF INSURANCE. Maintain, and cause each Material Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.

         SECTION 5.2. Negative Covenants. So long as any Note or other amount payable by the Borrower hereunder shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will not, unless the Majority Lenders shall otherwise consent in writing:

          (a) LIENS, ETC. (i) Create, assume or suffer to exist, or permit any Material Subsidiary to create, assume or suffer to exist, any Liens upon or with respect to any of the Equity Interests in any Material Subsidiary, whether now owned or hereafter acquired, or (ii) create or assume, or permit any Material Subsidiary to create or assume, any Liens upon or with respect to any other assets material to the consolidated operations of the Borrower and its consolidated Subsidiaries taken as a whole securing the payment of Debt and Guaranties in an aggregate amount (determined without duplication of amount (so that the amount of a Guaranty will be excluded to the extent the Debt Guaranteed thereby is included in computing such aggregate amount)) exceeding the greater of (x) $250,000,000 and (y) 10% of Consolidated Tangible Net Worth as at the date of such creation or assumption; provided, however, that this subsection (a) shall not apply to:

                           (A) Liens on assets acquired by the Borrower or any
                  of its Subsidiaries after the Original Effective Date to the extent that such Liens existed at the time of such acquisition and were not placed thereon by or with the consent of the Borrower in contemplation of such acquisition;

                           (B) Liens on Equity Interests acquired after the
                  Original Effective Date in a Business Entity which has become or becomes a Subsidiary of the Borrower, or on assets of any such Business Entity, to the extent that such Liens existed at the time of such acquisition and were not placed thereon by or with the consent of the Borrower in contemplation of such acquisition;

                           (C)   Liens on Margin Stock;

                           (D) Liens on the Equity Interests in, or Debt or
                  other obligations of, or assets of, any Project Financing Subsidiary (or any Equity Interests in, Debt or other obligations of any Business Entity which are owned by any Project Financing Subsidiary) securing the payment of a Project Financing and related obligations;

                           (E)   Permitted Liens;

                           (F) Liens arising out of the refinancing, extension,
                  renewal or refunding of any Debt or Guaranty secured by any Lien permitted by any of the foregoing clauses of this Section, provided that the principal amount of such Debt or Guaranty is not increased (except by the amount of costs reasonably incurred in connection with the issuance thereof) and such Debt or Guaranty is not secured by any additional assets that would not have been permitted by this Section to secure the Debt or Guaranty refinanced, extended, renewed or refunded; and

                           (G) Liens on products and proceeds (including
                  dividend, interest and like payments on, and insurance and condemnation proceeds and rental, lease, licensing and similar proceeds) of, and property evidencing or embodying, or constituting rights or other general intangibles relating to, and accessions and improvements to, collateral subject to Liens permitted by this
                  Section 5.02.

          (b) DEBT, ETC. Create, assume or suffer to exist, or permit any of its consolidated Subsidiaries to create, assume or suffer to exist, any Debt or any Guaranty unless, immediately after giving effect to such Debt or Guaranty and the receipt and application of any proceeds thereof or value received in connection therewith,

                            (1) the sum (without duplication) of (i)
                  consolidated Debt of the Borrower and its consolidated Subsidiaries plus (ii) the aggregate amount (determined on a consolidated basis) of Guaranties by the Borrower and its consolidated Subsidiaries is less than 60% of Capitalization, provided that Debt for borrowed money either maturing within one year and evidenced by instruments commonly known as commercial paper, or evidenced by variable demand notes or other similar short-term financing instruments issued to commercial banks and trust companies (other than Debt incurred pursuant to this Agreement or the Short-Term Revolving Credit Agreement or any replacement therefor), shall not exceed the aggregate of the Borrower's unused bank lines of credit and unused credit available to the Borrower under financing arrangements with banks or other financial institutions; and

                            (2) with respect to any such Debt created or assumed
                  by a consolidated Subsidiary that is either a Subsidiary of the Borrower as of the Original Effective Date or a Subsidiary of the Borrower acquired or created after the Original Effective Date and owning a material portion of the consolidated operating assets existing at the Original Effective Date of the Borrower and its Subsidiaries, the aggregate amount of Debt of the consolidated Subsidiaries of the Borrower referred to above in this paragraph (2) owing to Persons other than the Borrower and its consolidated Subsidiaries is less than the greater of (i) $500,000,000 (exclusive of public Debt of LL&E existing at the time LL&E became a Subsidiary, the principal amount of which at such time was approximately $400,000,000, and any refinancing of such Debt, in a principal amount not to exceed the principal amount refinanced) and (ii) 30% of Consolidated Tangible Net Worth as at the date of incurrence or creation of such Debt.

          (c) SALE, ETC. OF ASSETS. Sell, lease or otherwise transfer, or permit any Material Subsidiary to sell, lease or otherwise transfer (in either case, whether in one transaction or in a series of transactions, and except, in either case, to the Borrower or an entity which after giving effect to such transfer will be or become a Material Subsidiary in which the Borrower's direct or indirect Equity Interests will be at least as great as its direct or indirect Equity Interests in the transferor immediately prior thereto, and except as permitted by Section 5.02(d)), assets constituting all or substantially all of the consolidated assets of the Borrower and its Material Subsidiaries, provided that, notwithstanding the foregoing, the Borrower or any Material Subsidiary may sell, lease or otherwise transfer any Permitted Assets constituting all or substantially all of the consolidated assets of the Borrower and its Material Subsidiaries, so long as (A) such Permitted Assets are sold, leased or otherwise transferred in exchange for other Permitted Assets and/or (B) the proceeds from such sale, lease or other transfer, or an amount equal to the proceeds thereof, are (x) reinvested within one year in Permitted Assets and/or the development of Permitted Assets and/or (y) used to repay Debt the proceeds of which were or are being used for investment in, and/or the development of, Permitted Assets; provided further that, no such sale, lease or other transfer shall be permitted by the foregoing proviso unless either (1) after giving effect to such sale, lease or other transfer, no Event of Default, and no event which with lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing or (2) the Borrower or the relevant Material Subsidiary, as the case may be, was contractually obligated, prior to the occurrence of such Event of Default or event, to consummate such sale, lease or other transfer.

          (d) MERGERS, ETC. Merge or consolidate with any Person, or permit any of its Material Subsidiaries to merge or consolidate with any Person, except that (i) such a Subsidiary may merge or consolidate with (or liquidate into) any other Subsidiary or may merge or consolidate with (or liquidate into) the Borrower, provided that (A) if such Material Subsidiary merges or consolidates with (or liquidates into) the Borrower, the Borrower shall be the continuing or surviving corporation, (B) if any such Material Subsidiary merges or consolidates with (or liquidates into) any other Subsidiary of the Borrower, one of such Subsidiaries is the surviving corporation and, if either such Subsidiary is not wholly-owned by the Borrower, such merger or consolidation is on an arm's length basis and (C) as a result of such merger or consolidation, no Event of Default, and no event which with lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing, and
(ii) the Borrower or any Material Subsidiary may merge or consolidate with any other corporation (that is, in addition to the Borrower or any Subsidiary of the Borrower), provided that (A) if the Borrower merges or consolidates with any such other corporation, the Borrower is the surviving corporation, (B) if any Material Subsidiary merges or consolidates with any such other corporation, the surviving corporation is a wholly-owned Material Subsidiary of the Borrower, and (C) if either the Borrower or any Material Subsidiary merges or consolidates with any such other corporation, after giving effect to such merger or consolidation no Event of Default, and no event which with lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing.

          (e) DIVIDEND RESTRICTIONS. Create, or consent or agree to, or permit any of its Material Subsidiaries existing on the Original Effective Date or any of its Subsidiaries hereafter created or acquired and owning a material portion of the consolidated operating assets existing at the Original Effective Date of the Borrower and its Subsidiaries, to create, or consent or agree to, any restrictions, contained in any agreement or instrument relating to or evidencing Debt, on any such Subsidiary's ability to pay dividends or to make advances to the Borrower or any Subsidiary of the Borrower; provided, however, that this subsection (e) shall not apply to any such restrictions (including any extensions of the term of any thereof (by amendment, or continuation thereof in any refinancing of the Debt to which such restriction relates, or otherwise)) applicable to the Equity Interests in any Subsidiary of the Borrower the Equity Interests in which shall be hereafter acquired by the Borrower and which restrictions are existing at the time such Subsidiary first becomes a Subsidiary of the Borrower and are not placed thereon by or with the consent of the Borrower in contemplation of such acquisition by the Borrower.

         SECTION 5.3. Reporting Requirements. So long as any Note shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will furnish to each Lender in such reasonable quantities as shall from time to time be requested by such Lender:

          (a) within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of the end of such quarter, and consolidated statements of income and cash flow of the Borrower and its consolidated Subsidiaries each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified (subject to normal year-end adjustments) as to fairness and utilization of generally accepted accounting principles by the chief financial officer of the Borrower and accompanied by a certificate of such officer stating (i) that such statements of income and cash flow and such balance sheet have been prepared in accordance with generally accepted accounting principles, (ii) whether or not such officer has knowledge of the occurrence of any Event of Default which is continuing hereunder or of any event not theretofore remedied which with notice or lapse of time or both would constitute such an Event of Default and, if so, stating in reasonable detail the facts with respect thereto, (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in subsection (b) of Section 5.02, and (iv) a listing of all Material Subsidiaries and consolidated Subsidiaries of the Borrower showing the extent of its direct and indirect holdings of their Equity Interests;

          (b) within 120 days after the end of each fiscal year of the Borrower, a copy of the annual report for such year for the Borrower and its consolidated Subsidiaries containing financial statements for such year reported on by nationally recognized independent public accountants acceptable to the Lenders, accompanied by (i) a report signed by said accountants stating that such financial statements have been prepared in accordance with generally accepted accounting principles and (ii) a letter from such accountants stating that in making the investigations necessary for such report they obtained no knowledge, except as specifically stated therein, of any Event of Default which is continuing hereunder or of any event not theretofore remedied which with notice or lapse of time or both would constitute such an Event of Default;

          (c) within 120 days after the close of each of the Borrower's fiscal years, a certificate of the chief financial officer of the Borrower stating (i) whether or not such officer has knowledge of the occurrence of any Event of Default which is continuing hereunder or of any event not theretofore remedied which with notice or lapse of time or both would constitute such an Event of Default and, if so, stating in reasonable detail the facts with respect thereto,
(ii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in subsection (g) of Section 5.01 and in subsection (b) of Section 5.02 and (iii) a listing of all Material Subsidiaries and consolidated Subsidiaries of the Borrower showing the extent of its direct and indirect holdings of their Equity Interests;

          (d) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower or any Material Subsidiary shall have sent to its public Equity Interest holders;

          (e) promptly upon their becoming publicly available, all regular and periodic financial reports and registration statements which the Borrower or any Material Subsidiary shall file with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to registration statements of securities for selling security holders;

          (f) promptly in writing, notice of all litigation and of all proceedings before any governmental or regulatory agencies against or involving the Borrower or any Material Subsidiary, except any litigation or proceeding which in the reasonable judgment of the Borrower (taking into account the exhaustion of all appeals) is not likely to have a material adverse effect on the consolidated financial condition of the Borrower and its consolidated Subsidiaries taken as a whole;

          (g) within three Business Days after an executive officer of the Borrower obtains knowledge of the occurrence of any Event of Default which is continuing or of any event not theretofore remedied which with notice or lapse of time, or both, would constitute an Event of Default, notice of such occurrence together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower or the appropriate Subsidiary to cure the effect of such event;

          (h) as soon as practicable and in any event (i) within 30 days after the Borrower or any ERISA Affiliate knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Plan has occurred and (ii) within 10 days after the Borrower or any ERISA Affiliate knows or has reason to know that any other Termination Event with respect to any Plan has occurred, a statement of the chief financial officer of the Borrower describing such Termination Event and the action, if any, which the Borrower or such ERISA Affiliate proposes to take with respect thereto;

          (i) promptly and in any event within two Business Days after receipt thereof by the Borrower or any ERISA Affiliate, copies of each notice received by the Borrower or any ERISA Affiliate from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

          (j) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan;

          (k) promptly and in any event within five Business Days after receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (i) the imposition of Withdrawal Liability by a Multiemployer Plan, (ii) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (iii) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (iv) the amount of liability incurred, or expected to be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause
(i), (ii) or (iii) above; and

          (l) as soon as practicable but in any event within 60 days of any notice of request therefor, such other information respecting the financial condition and results of operations of the Borrower or any Subsidiary as any Lender through the Administrative Agent may from time to time reasonably request.

         Each balance sheet and other financial statement furnished pursuant to subsections (a) and (b) of this Section 5.03 shall contain comparative information which conforms to the presentation required in Form 10-Q and Form 10-K, as appropriate, under the Securities Exchange Act of 1934, as amended.



                                    ARTICLE 6

                                EVENTS OF DEFAULT

         SECTION 6.1. Events of Default. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Note within two Business Days after the same shall be due, or any interest on any Note or any other amount payable hereunder within five Business Days after the same shall be due; or

          (b) Any representation or warranty made or deemed made by the Borrower herein or by the Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

          (c) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent or by any Lender with a copy to the Administrative Agent; or

          (d) The Borrower or any Material Subsidiary shall fail to pay any Debt or Guaranty (excluding Debt evidenced by the Notes) of the Borrower or such Subsidiary (as the case may be) in an aggregate principal amount in excess of the greater of (i) $100,000,000 and (ii) 3% of Consolidated Tangible Net Worth at such time, or any installment of principal thereof or interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Guaranty; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Debt; provided that, notwithstanding any provision contained in this subsection (d) to the contrary, to the extent that pursuant to the terms of any agreement or instrument relating to any Debt referred to in this subsection (d), any sale, pledge or disposal of Margin Stock, or utilization of the proceeds thereof would result in a breach of any covenant contained therein or otherwise give rise to a default or event of default thereunder and/or acceleration of the maturity of the Debt extended pursuant thereto and as a result of such terms or of such sale, pledge, disposal, utilization, breach, default, event of default or acceleration, or the provisions hereof relating thereto, this Agreement or any Advance hereunder would otherwise be subject to the margin requirements or any other restriction under Regulation U issued by the Board of Governors of the Federal Reserve System, then such breach, default, event of default or acceleration shall not constitute a default or Event of Default under this subsection (d); or

          (e) (i) The Borrower or any Material Subsidiary shall (A) generally not pay its debts as such debts become due; or (B) admit in writing its inability to pay its debts generally; or (C) make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted or consented to by the Borrower or any such Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (iii) any such proceeding shall have been instituted against the Borrower or any such Subsidiary and either such proceeding shall not be stayed or dismissed for 60 consecutive days or any of the actions referred to above sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur; or (iv) the Borrower or any such Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

          (f) Any judgment or order for the payment of money in excess the greater of (i) $100,000,000 and (ii) 3% of Consolidated Tangible Net Worth at such time shall be rendered against the Borrower or any Material Subsidiary and either (i) enforcement proceedings shall have been commenced and are continuing or have been completed by any creditor upon such judgment or order (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such lien, or payment over in respect of such garnishment or similar order, has commenced and is continuing or has been completed) or (ii) there shall be any period of 30 consecutive days during which a stay of execution or enforcement proceedings (other than those referred to in the parenthesis in clause (i) above) in respect of such judgment or order, by reason of a pending appeal, bonding or otherwise, shall not be in effect; or

          (g) Any Termination Event with respect to a Material Plan shall have occurred and, 30 days after notice thereof shall have been given to the Borrower by the Lender, (i) such Termination Event shall still exist and (ii) the sum (determined as of the date of occurrence of such Termination Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which a Termination Event shall have occurred and then exist (or in the case of a Plan with respect to which a Termination Event described in clause
(ii) of the definition of Termination Event shall have occurred and then exist, the liability related thereto), in each case in respect of which the Borrower or any ERISA Affiliate has liability, is equal to or greater than $50,000,000; or

          (h) The Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $50,000,000; or

          (i) The Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years which include the date hereof by an amount exceeding $50,000,000; or

          (j) Upon completion of, and pursuant to, a transaction, or a series of transactions (which may include prior acquisitions of capital stock of the Borrower in the open market or otherwise), involving a tender offer (i) a "person" (within the meaning of Section 13(d) of the Securities Exchange Act of
1934) other than the Borrower, a Subsidiary of the Borrower or any employee benefit plan maintained for employees of the Borrower and/or any of its Subsidiaries or the trustee therefor, shall have acquired direct or indirect ownership of and paid for in excess of 50% of the outstanding capital stock of the Borrower entitled to vote in elections for directors of the Borrower and (ii) at any time before the later of (x) six months after the completion of such tender offer and
(y) the next annual meeting of the shareholders of the Borrower following the completion of such tender offer more than half of the directors of the Borrower consists of individuals who (a) were not directors before the completion of such tender offer and (b) were not appointed, elected or nominated by the Board of Directors in office prior to the completion of such tender offer (other than any such appointment, election or nomination required or agreed to in connection with, or as a result of, the completion of such tender offer); or

          (k) Any "Event of Default" as defined in the Short-Term Revolving Credit Agreement shall occur and be continuing;

then, and in any such event, the Administrative Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, (i) declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that if an Event of Default under subsection (e) of this Section 6.01 (except under clause (i)(A) thereof) shall occur, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Notes, all interest thereon and all other amounts payable under this Agreement shall automatically become and be forthwith due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.



                                    ARTICLE 7

                            THE ADMINISTRATIVE AGENT

         SECTION 7.1. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including enforcement of this Agreement or collection of the

Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

         SECTION 7.2. Administrative Agent's Reliance, Etc.. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender which is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07;
(ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION 7.3. Morgan and Affiliates. With respect to its Commitments, the Advances made by it and the Notes issued to it, Morgan shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Morgan in its individual capacity. Morgan and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any Subsidiary, all as if Morgan were not the Administrative Agent and without any duty to account therefor to the other Lenders.

         SECTION 7.4. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         SECTION 7.5. Indemnification. THE LENDERS (OTHER THAN THE DESIGNATED BIDDERS) AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY THE BORROWER), RATABLY ACCORDING TO THE RESPECTIVE PRINCIPAL AMOUNTS OF THE NOTES THEN HELD BY EACH OF THEM (OR IF NO NOTES ARE AT THE TIME OUTSTANDING OR IF ANY NOTES ARE HELD BY PERSONS WHICH ARE NOT LENDERS, RATABLY ACCORDING TO THE RESPECTIVE AMOUNTS OF THEIR COMMITMENTS OR THE RESPECTIVE AMOUNTS OF THEIR COMMITMENTS IMMEDIATELY PRIOR TO TERMINATION IF THE COMMITMENTS HAVE BEEN TERMINATED), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, ANY OF THE NOTES OR ANY OTHER INSTRUMENT OR DOCUMENT FURNISHED PURSUANT HERETO OR IN CONNECTION HEREWITH, OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT, OR ANY OF THE NOTES OR ANY OTHER INSTRUMENT OR DOCUMENT FURNISHED PURSUANT HERETO OR IN CONNECTION HEREWITH; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.





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Without limitation of the foregoing, each Lender (other than the Designated
Bidders) agrees to reimburse the Administrative Agent promptly upon demand for such Lender's ratable share of any reasonable out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings, in bankruptcy or insolvency proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any of the Notes or any other instrument or document furnished pursuant hereto or in connection herewith to the extent that the Administrative Agent acts in its capacity as Administrative Agent and is not reimbursed for such expenses by the Borrower.

         SECTION 7.6. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then such retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized, or authorized to conduct a banking business, under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.



                                    ARTICLE 8

                                  MISCELLANEOUS

         SECTION 8.1. Amendments, Etc.. An amendment or waiver of any provision of this Agreement or the Notes, or a consent to any departure by the






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



Borrower therefrom, shall be effective against the Lenders and all holders of the Notes if, but only if, it shall be in writing and signed by the Majority Lenders or the Required Lenders, as applicable (except any amendment to give effect to Increased Commitments and Additional Lenders, as contemplated by
Section 2.20), and then such a waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall, unless in writing and signed by all the Lenders (other than the Designated Bidders), be effective to:
(a) waive any of the conditions specified in Article 3, (b) except as contemplated by Section 2.20, increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Notes or any facility fees hereunder, (d) except as contemplated by Section 2.21, postpone any date fixed for any payment of principal of, or interest on, the Notes or any facility fees hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, which shall be required for the Lenders or any of them to take any action under this Agreement, or (f) amend this Section 8.01; and, provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required hereinabove to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Note.

         SECTION 8.2. Notices, Etc.. Except as otherwise provided in Section 2.02(a) or 2.10(ii), all notices and other communications provided for hereunder shall be in writing and mailed by certified mail, return receipt requested and postage prepaid, or telecopied, telefaxed or otherwise teletransmitted, or delivered, if to the Borrower, at 5051 Westheimer, Suite 1400, Houston, Texas 77056, Attention: Treasurer, Telefax: (713) 624-9621; if to any Initial Lender, at its Domestic Lending Office set forth in such Initial Lender's Administrative Questionnaire; if to any other Lender at its Domestic Lending Office specified in the Assignment and Acceptance or Commitment Increase Agreement pursuant to which it became a Lender or at the address for notices specified in the Designation Agreement pursuant to which it became a party hereto; and if to the Administrative Agent, at Morgan Guaranty Trust Company of New York, at 60 Wall Street, 22nd Floor, New York, New York 10260, Attention: John Kowalczuk,
Telefax: (212) 648-5348; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective, (a) in the case of any notice or communication given by certified mail, when receipted for, (b) in the case of any notice or communication given by telecopy, telefax or other teletransmission, when confirmed by appropriate answerback, in each case addressed as aforesaid, and (c) in the case of any notice or communication delivered by hand or courier, when so delivered, except that notices and communications to the Administrative Agent pursuant to Article 2 or 7 shall not be effective until received by the





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Administrative Agent. A notice received by the Administrative Agent or a Lender by telephone pursuant to Section 2.02(a) or 2.10(ii) shall be effective if the Administrative Agent or Lender believes in good faith that it was given by an authorized representative of the Borrower and acts pursuant thereto, notwithstanding the absence of written confirmation or any contradictory provision thereof.

         SECTION 8.3. No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any Note preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 8.4.  Costs and Expenses; Indemnity.

          (a) The Borrower agrees to pay on demand (i) all reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, the Notes and the other documents to be delivered hereunder and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement,
(ii) all reasonable costs and expenses incurred by the Administrative Agent and its Affiliates in initially syndicating all or any portion of the Commitments hereunder, including the related reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent or its Affiliates, travel expenses, duplication and printing costs and courier and postage fees, and excluding any syndication fees paid to other parties joining the syndicate and (iii) all out-of-pocket costs and expenses, if any, of the Administrative Agent and the Lenders (including reasonable counsel fees and expenses and the allocated costs of in-house counsel), in connection with the enforcement (whether through negotiations, legal proceedings, in bankruptcy or insolvency proceedings, or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder and thereunder.

          (b) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender on any day other than the last day of the Interest Period for such Advance, as a result of a prepayment pursuant to Section 2.10 or a Conversion pursuant to Section 2.08(f) or Section 2.09 or due to acceleration of the maturity of the Notes pursuant to Section 6.01 or due to any other reason attributable to the Borrower, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional





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




losses, costs or expenses which it may reasonably incur as a result of such payment or Conversion, including any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

          (c) THE BORROWER AGREES TO INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT, THE ARRANGER AND EACH LENDER FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LIABILITIES AND EXPENSES (INCLUDING FEES AND DISBURSEMENTS OF COUNSEL) WHICH MAY BE INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT, THE ARRANGER OR SUCH LENDER IN CONNECTION WITH OR ARISING OUT OF ANY INVESTIGATION, LITIGATION, OR PROCEEDING (WHETHER OR NOT THE ADMINISTRATIVE AGENT, THE ARRANGER OR SUCH LENDER IS PARTY THERETO) RELATED TO ANY ACQUISITION OR PROPOSED ACQUISITION BY THE BORROWER, OR BY ANY SUBSIDIARY OF THE BORROWER, OF ALL OR ANY PORTION OF THE EQUITY INTERESTS IN, OR SUBSTANTIALLY ALL THE ASSETS OF, ANY PERSON OR ANY USE OR PROPOSED USE OF THE ADVANCES BY THE BORROWER (EXCLUDING ANY CLAIMS, DAMAGES, LIABILITIES OR EXPENSES INCURRED BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PARTY TO BE INDEMNIFIED OR ITS EMPLOYEES OR ADMINISTRATIVE AGENTS, OR BY REASON OF ANY USE OR DISCLOSURE OF INFORMATION RELATING TO ANY SUCH ACQUISITION OR USE OR PROPOSED USE OF THE PROCEEDS BY THE PARTY TO BE INDEMNIFIED OR ITS EMPLOYEES OR ADMINISTRATIVE AGENTS).

         SECTION 8.5. Right of Set-off. Upon the declaration of the Notes as due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and any Note held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 8.05 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

         SECTION 8.6. Binding Effect. This Agreement shall become effective in accordance with the provisions of Section 3.01, and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Arranger and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Lenders.

         SECTION 8.7.  Assignments and Participations.

          (a) Each Lender (other than a Designated Bidder) may assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, the A Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than any right to make B Advances, any B Advances or any Notes), and the same constant percentage of all rights and obligations of such assigning Lender under the Short-Term Revolving Credit Agreement, unless the Short-Term Revolving Credit Agreement has been terminated, shall be contemporaneously assigned by such assigning Lender to the same assignee pursuant to Section 8.07(a) of the Short-Term Revolving Credit Agreement, (ii) the sum of (x) the amount of the Commitment of the assigning Lender being assigned to the assignee pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) plus (y) the amount of the "Commitment" of the assigning Lender under the Short-Term Revolving Credit Agreement contemporaneously assigned by such assigning Lender to such assignee as contemplated by clause (i) of this sentence must be equal to or greater than $25,000,000 (unless the Borrower and the Administrative Agent shall otherwise consent, which consent may be withheld for any reason) and must be an integral multiple of $1,000,000, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,000, and shall send to the Borrower an executed counterpart of such Assignment and Acceptance. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights





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



and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto, provided, however, such assigning Lender shall retain any claim with respect to any fee, interest, cost, expense or indemnity which accrues, or relates to an event that occurs, prior to the date of such assignment pursuant to Section 2.03, 2.06, 2.07, 2.11, 2.12,
2.15 or 8.04).

          (b) By executing and delivering an Assignment and Acceptance, each Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is (subject to approval in writing by the Borrower and the Administrative Agent to the extent required) an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (c) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance, each Designation Agreement, each New Lender Agreement and each Commitment Increase Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and, with respect to Lenders other than Designated Bidders, the Commitment of, and principal amount of the A Advances owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice and its receipt of an executed counterpart of such Assignment and Acceptance, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender. Such new Note or Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

          (e) Each Lender (other than a Designated Bidder) may designate one or more banks or other entities to have a right to make B Advances as a Lender pursuant to Section 2.19; provided that (i) such Lender shall have obtained the written consent of the Administrative Agent and the Borrower, such consent not to be unreasonably withheld, (ii) no such Lender shall be entitled to make more than two such designations, (iii) each such Lender making one or more of such designations shall retain the right to make B Advances as a Lender pursuant to
Section 2.19, (iv) each such designation shall be to a Designated Bidder and (v) the parties to each such designation shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, a Designation Agreement. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Designation Agreement, the designee thereunder shall be a party hereto with a right to make B Advances as a Lender pursuant to Section 2.19 and the obligations related thereto.

          (f) By executing and delivering a Designation Agreement, the Lender making the designation thereunder and its designee thereunder confirm and agree with each other and the other parties hereto as follows: (i) such Lender makes no

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representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto, (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such designee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Designation Agreement; (iv) such designee will, independently and without reliance upon the Administrative Agent, such designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such designee confirms that it is a Designated Bidder; (vi) such designee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto, and (vii) such designee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (g) Upon its receipt of a Designation Agreement executed by a designating Lender and a designee representing that it is a Designated Bidder, the Administrative Agent shall, if such Designation Agreement has been completed and is substantially in the form of Exhibit K hereto, (i) accept such Designation Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

          (h) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, and the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) such Lender shall

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continue to be able to agree to any modification or amendment of this Agreement or any waiver hereunder without the consent, approval or vote of any such participant or group of participants, other than modifications, amendments and waivers which (A) postpone any date fixed for any payment of, or reduce any payment of, principal of or interest on such Lender's Note or any facility fees payable under this Agreement, or (B) increase the amount of such Lender's Commitment in a manner which would have the effect of increasing the amount of a participant's participation, or (C) reduce the interest rate payable under this Agreement and such Lender's Note, or (D) consent to the assignment or the transfer by the Borrower of any of its rights and obligations under the Agreement, and (vi) except as contemplated by the immediately preceding clause
(v), no participant shall be deemed to be or to have any of the rights or obligations of a "Lender" hereunder.

          (i) Any Lender may, in connection with any assignment, designation or participation or proposed assignment, designation or participation pursuant to this Section 8.07, disclose to the assignee, designee or participant or proposed assignee, designee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee, designee or participant or proposed assignee, designee or participant shall agree in writing for the benefit of the Borrower to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender in a manner consistent with Section 8.08.

          (j) Anything in this Agreement to the contrary notwithstanding, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including the Advances owing to it) and the Notes issued to it hereunder in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System (or any successor regulation) and the applicable operating circular of such Federal Reserve Bank.

         SECTION 8.8. Confidentiality. Each Lender and the Administrative Agent (each, a "PARTY") agrees that it will use its best reasonable efforts not to disclose, without the prior consent of the Borrower (other than to its, or its Affiliates, employees, auditors, accountants, counsel or other representatives, whether existing at the date of this Agreement or any subsequent time), any information with respect to the Borrower which is furnished pursuant to this Agreement, provided that any party may disclose any such information (i) as has become generally available to the public, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such party or to the

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Board of Governors of the Federal Reserve System or the Federal Deposit
Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation or regulatory proceeding, (iv) in order to comply with any law, order, regulation or ruling applicable to such party, or (v) to any prospective assignee, designee or participant in connection with any contemplated assignment of any rights or obligations hereunder, any designation or any sale of any participation therein, by such party pursuant to Section 8.07, if such prospective assignee, designee or participant, as the case may be, executes an agreement with the Borrower containing provisions substantially similar to those contained in this Section 8.08; provided, however, that the Borrower acknowledges that the Administrative Agent has disclosed and may continue to disclose such information as the Administrative Agent in its sole discretion determines is appropriate to the Lenders from time to time.

         SECTION 8.9.  Consent to Jurisdiction.

          (a) The Borrower hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding by the Administrative Agent, the Arranger, any Lender or the holder of any Note in respect of, but only in respect of, any claims or causes of action arising out of or relating to this Agreement or the Notes (such claims and causes of action, collectively, being "PERMITTED CLAIMS"), and the Borrower hereby irrevocably agrees that all Permitted Claims may be heard and determined in such New York State court or in such Federal court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any aforementioned court in respect of Permitted Claims. Service of the summons and complaint and any other process which may be served by the Administrative Agent, the Arranger, any Lender or the holder of any Note on the Borrower in any such action or proceeding in any aforementioned court in respect of Permitted Claims may be made by delivering separate copies of such process to the Borrower by courier and by certified mail (return receipt requested), fees and postage prepaid at the Borrower's address specified pursuant to Section 8.02, to the attention of each of the Treasurer and the Executive Vice President, Law. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Nothing in this Section 8.09 (i) shall affect the right of the Arranger, the Borrower, any Lender, the holder of any Note or the Administrative Agent to serve legal process in any other manner permitted by law or affect any right otherwise existing of the Borrower, any Lender, the Arranger, the holder of any Note or the Administrative Agent to bring any action or proceeding in the courts of other jurisdictions or (ii) shall be deemed to be a general consent to jurisdiction in any particular court or a general waiver of any defense or a consent to jurisdiction of the courts expressly referred to in subsection (a) above in any action or proceeding in respect of any claim or cause of action other than Permitted Claims.

         SECTION 8.10. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 8.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery to the Administrative Agent of a counterpart executed by a Lender shall constitute delivery of such counterpart to all of the Lenders.

         SECTION 8.12. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE NOTES OR ANY OTHER INSTRUMENT OR DOCUMENT FURNISHED PURSUANT HERETO OR IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                         BURLINGTON RESOURCES INC.


                                         By: /s/ Everett D. DuBois
                                            ----------------------------------
                                             Title: Senior Vice President &
                                                    Treasurer


                                         MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK, as
                                           Administrative Agent


                                         By: /s/ John Kowalczuk
                                            ----------------------------------
                                             Title: Vice President



                                         CITIBANK, N.A., as Syndication Agent


                                         By: /s/ Mark Stanfield Packard
                                            ----------------------------------
                                             Title: Vice President



                                         CHASE BANK OF TEXAS, N.A., as
                                         Co-Documentation Agent


                                         By: /s/ Sandra I. Aultman
                                            ----------------------------------
                                             Title: Vice President



                                         NATIONSBANK OF TEXAS, N.A., as
                                         Co-Documentation Agent


                                         By: /s/ Paul A. Squires
                                            ----------------------------------
                                             Title: Senior Vice President

Commitments                              The Initial Lenders
-----------                              -------------------

$ 75,000,000                             MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK


                                         By: /s/ John Kowalczuk
                                            ----------------------------------
                                             Title:  Vice President



$ 75,000,000                             CITIBANK, N.A.


                                         By: /s/ Mark Stanfield Packard
                                            ---------------------------------
                                             Title:  Vice President



$ 75,000,000                             CHASE BANK OF TEXAS, N.A.


                                         By: /s/ Sandra I. Aultman
                                            ---------------------------------
                                             Title:  Vice President



$ 75,000,000                             NATIONSBANK OF TEXAS, N.A.


                                         By: /s/ Paul A. Squires
                                            ---------------------------------
                                             Title: Senior Vice President



$45,000,000                              BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION

                                         By: /s/ Ronald E. McKaig
                                            ----------------------------------
                                             Title:  Vice President



$45,000,000                                 BANKBOSTON, N.A.


                                         By: /s/ Terrence Ronan
                                            ----------------------------------
                                             Title:  Vice President

$ 45,000,000                             MELLON BANK, N.A.


                                         By: /s/ A. Gary Chace
                                            ----------------------------------
                                             Title: Senior Vice President



$ 45,000,000                             WELLS FARGO BANK



                                         By: /s/ Theodore M. Nowak
                                            ----------------------------------
                                             Title:  Vice President



$ 30,000,000                             THE BANK OF NEW YORK


                                         By: /s/ Catherine G. Goff
                                            ----------------------------------
                                             Title:  Vice President



$ 30,000,000                             THE BANK OF TOKYO-MITSUBISHI, LTD.


                                         By: /s/ Michael G. Meiss
                                            ----------------------------------
                                             Title: Vice President & Manager



$ 30,000,000                             THE NORTHERN TRUST COMPANY


                                         By: /s/ James F.T. Monhart
                                            ----------------------------------
                                             Title:  Vice President

$ 30,000,000                             WACHOVIA BANK, N.A.


                                         By: /s/ R. S. Miles
                                            ----------------------------------
                                             Title: Senior Vice President



Total Commitments
--------------------

====================
$ 600,000,000

                                                                      SCHEDULE I

                              MATERIAL SUBSIDIARIES


Louisiana Land and Exploration Company
Burlington Resources Oil & Gas Company

                                                                     SCHEDULE II

                                  PRICING GRID

-------------------- ------------------ ----------------- ------------------ ------------------ ----------------- -----------------
                          LEVEL I           LEVEL II          LEVEL III          LEVEL IV           LEVEL V           LEVEL VI
-------------------- ------------------ ----------------- ------------------ ------------------ ----------------- -----------------
Basis for            If the             If the            If the             If the             If the            If Levels I-V do
Pricing              Borrower's         Borrower's        Borrower's         Borrower's         Borrower's        not exist.
                     senior unsecured   senior            senior unsecured   senior unsecured   senior
                     long term debt     unsecured long    long term debt     long term debt     unsecured long
                     is rated at        term debt is      is rated at        is rated at        term debt is
                     least A by S&P     rated at least    least BBB+ by      least BBB by S&P   rated at least
                     or A2 by Moody's.  A- by S&P or A3   S&P or Baa1 by     or Baa2 by         BBB- by S&P or
                                        by Moody's.       Moody's.           Moody's.           Baa3 by Moody's.
-------------------- ------------------ ----------------- ------------------ ------------------ ----------------- -----------------
Facility Fee               .070%             .080%              .090%              .115%             .150%              .300%
Percentage
-------------------- ------------------ ----------------- ------------------ ------------------ ----------------- -----------------
LIBOR                      .155%             .170%              .210%              .235%             .300%              .450%
Applicable
Margin
-------------------- ------------------ ----------------- ------------------ ------------------ ----------------- -----------------


The applicable pricing level shall change on the date of any relevant change in the rating by S&P or Moody's of any public long term senior unsecured debt securities of the Borrower. In the case of split ratings from S&P and Moody's, the rating to be used to determine the applicable pricing level is the higher of the two (e.g., A-/Baa1 results in Level II pricing), provided that in the event the split is more than one full category, the average (or the higher of two intermediate ratings) shall be used (e.g., A-/Baa2 results in Level III pricing, as does A-/Baa3).

                                                                       EXHIBIT A

                                     FORM OF
                                      NOTE

                                                              New York, New York

                                                      February 25, 1998


         For value received, Burlington Resources Inc., a Delaware corporation (the "BORROWER"), promises to pay to the order of ______________________ (the "LENDER"), for the account of its Applicable Lending Office, the unpaid principal amount of each Advance made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Advance on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

         All Advances made by the Lender, the respective types thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Advance then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make (or any error in making) any such recordation or endorsement shall not affect the Borrower's obligations hereunder or under the Credit Agreement.

         This note is one of the Notes referred to in the Credit Agreement dated as of February 25, 1998 among Burlington Resources Inc., the Lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent for the Lenders thereunder, Citibank, N.A., as Syndication Agent for the Lenders, and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as Co-Documentation Agents for the Lenders (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                         BURLINGTON RESOURCES INC.


                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL

------------------- ----------------- ---------------- ----------------- ----------------------------
                       AMOUNT OF                          AMOUNT OF
       DATE             ADVANCE       TYPE OF ADVANCE  PRINCIPAL REPAID       NOTATION MADE BY
------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

------------------- ----------------- ---------------- ----------------- ----------------------------

                                                                       EXHIBIT B

                                     FORM OF
                              NOTICE OF A BORROWING

                                                              Date ___________

Morgan Guaranty Trust Company of New York,
  as Administrative Agent under the Credit Agreement referred to below 500 Stanton Christiana Road
Newark, DE 19713-2107
Attention: Sandra Doherty
tel: 302-623-8122
fax: 302-634-1094

Ladies and Gentlemen:

         The undersigned, Burlington Resources Inc. (the "BORROWER"), refers to the Long-Term Credit Agreement dated as of February 25, 1998 (as the same may be amended from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the Borrower, the Lenders parties thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, Citibank, N.A., as Syndication Agent, and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as Co-Documentation Agents. Pursuant to Section 2.02(a) of the Credit Agreement, the Borrower hereby gives you notice of and requests an A Borrowing under the Credit Agreement (the "PROPOSED A BORROWING"), and in that connection sets forth below the information relating to such A
Borrowing:

         1.    The Business Day of the Proposed A Borrowing is _________ __,
               ____.

         2. The Type of A Advances comprising the Proposed A Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

         3.    The aggregate amount of the Proposed A Borrowing is $_______.

         4.(1) The Interest Period for each Eurodollar Rate Advance made as part of the Proposed A Borrowing is [__] month[s].

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Borrowing, before and immediately after giving effect thereto and to the application of the proceeds therefrom:


------------
          (1)To be used for Eurodollar Rate Advances only.

         (a) each representation and warranty contained in Section 4.01 is correct in all material respects as though made on and as of such date (or, if such representation and warranty is stated to be made as at a specific date or for a specific period, as at the original specified date or with respect to the original specified period);

         (b) no event has occurred and is continuing, or would result from such A Borrowing, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

         (c) the aggregate amount of the borrowings under the Credit Agreement (including the Proposed A Borrowing) and under other agreements or facilities or evidenced by other instruments or documents is not in excess of the aggregate amount of such borrowings approved as of such date by the Board of Directors of the Borrower.

                                         BURLINGTON RESOURCES INC.


                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT C

                                     FORM OF
                              NOTICE OF B BORROWING

                                                                Date ___________

Morgan Guaranty Trust Company of New York,
 as Administrative Agent under the Credit Agreement referred to below 500 Stanton Christiana Road
Newark, DE 19713-2107
Attention: Sandra Doherty
tel: 302-623-8122
fax: 302-634-1094

Ladies and Gentlemen:

         The undersigned, Burlington Resources Inc. (the "BORROWER"), refers to the Long-Term Credit Agreement dated as of February 25, 1998 (as the same may be amended from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the Borrower, the Lenders parties thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, Citibank, N.A., as Syndication Agent, and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as Co-Documentation Agents. Pursuant to Section 2.19 of the Credit Agreement, the Borrower hereby gives you notice of and requests a B Borrowing under the Credit Agreement (the "PROPOSED B BORROWING"), and in that connection sets forth the terms on which such B Borrowing is requested to be made:

         1.       Date of B Borrowing                ____________________
         2.       Proposed Amount of B Borrowing     ____________________
         3.       Maturity Date                      ____________________
         4.       Interest Rate Basis                ____________________
         5.       Interest Payment Date(s)           ____________________
         7.       [Other Terms]                      ____________________

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Borrowing, before and immediately after giving effect thereto and to the application of the proceeds therefrom:

           (a) each representation and warranty contained in Section 4.01 is correct in all material respects as though made on and as of such date (or, if such representation and warranty is stated to be made as at a specific date or for a specific period, as at the original specified date or with respect to the original specified period);

           (b) no event has occurred and is continuing, or would result from such A Borrowing, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

           (c) the aggregate amount of the borrowings under the Credit Agreement (including the Proposed A Borrowing) and under other agreements or facilities or evidenced by other instruments or documents is not in excess of the aggregate amount of such borrowings approved as of such date by the Board of Directors of the Borrower.


                                          BURLINGTON RESOURCES INC.


                                          By
                                            ----------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT D

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


                                                          Dated: _________, 19__


         Reference is made to the Long-Term Revolving Credit Agreement dated as of February 25, 1998 (such agreement, as in effect on the date hereof and as it may hereafter be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT") among Burlington Resources Inc., a Delaware corporation (the "BORROWER"), the Lenders party thereto (the "LENDERS"), Morgan Guaranty Trust Company of New York, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT"), Citibank, N.A., as Syndication Agent for the Lenders, and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meaning.

         The "Assignor" and the "Assignee" referred to on Schedule 1 hereto agree as follows:

         SECTION (A). The Assignor hereby sells and assigns to the Assignee, without recourse, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof (other than in respect of B Advances) which represents the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement (other than in respect of B Advances), including such interest in the Assignor's Commitment, the A Advances owing to the Assignor, and the Note[s] held by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the A Advances owing to the Assignee will be as set forth in Section 2 of Schedule 1 hereof.

         SECTION (B). The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) represents and warrants that it has made or is contemporaneously making herewith, to the Assignee as contemplated by Section 8.07 of the Credit Agreement, an assignment under the Short-Term Revolving Credit Agreement, unless the Short-Term Revolving Credit Agreement has been terminated; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; [and (v) requests that the Administrative Agent arrange for the issuance of a new Note or Notes payable to the order of the Assignee].

         SECTION (C). The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) confirms that it has entered into or is contemporaneously herewith entering into, with the Assignor as contemplated by
Section 8.07 of the Credit Agreement, an assignment under the Short-Term Revolving Credit Agreement, unless the Short-Term Revolving Credit Agreement has been terminated; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is (subject to approval in writing by the Borrower and the Administrative Agent to the extent required) an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; [and] (vii) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof [;and (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty](1).

         SECTION (D). Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance shall be at least five Business Days after the execution and delivery thereof to the Administrative Agent, unless otherwise specified on Schedule 1 hereto (the "EFFECTIVE DATE").

         SECTION (E). Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement, provided, however, such assigning Lender shall retain any claim with respect to any fee, interest, cost, expense or indemnity which accrues, or relates to an event that occurs, prior to the date of such assignment pursuant to Section 2.03, 2.06, 2.07, 2.11, 2.12, 2.15 or 8.04 of the Credit Agreement.


---------------------------

              (1) If the Assignee is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code).

         SECTION (F). Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         SECTION (G). This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York

         IN WITNESS WHEREOF, the parties have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1
                                       to
                            Assignment and Acceptance
                                Dated __________



Section 1.

         Percentage Interest assigned:                              ________%

Section 2.

         Assignee's Commitment:                                 $_________
         Aggregate Outstanding Principal
           Amount of [A Advances] owing to the
           Assignee:                                            $_________

Section 3.

         Effective Date(2):

                                    [NAME OF ASSIGNOR]


                                    By
                                      ---------------------------------------
                                      Title:


                                    [NAME OF ASSIGNEE]


                                    By
                                      ---------------------------------------
                                      Title:


                                    Domestic Lending Office:
                                            [Address]

                                    Eurocurrency Lending Office:
                                            [Address]



---------------------------

              (2) This date should be no earlier than at least five Business Days after the execution and delivery thereof to the Administrative Agent.

Accepted and Consented to
this __ day of __________, ____:

MORGAN GUARANTY TRUST
COMPANY OF NEW YORK, as
Administrative Agent


By
  ------------------------------
  Name:
  Title:


Consented to this
__ day of __________, ____:

BURLINGTON RESOURCES INC.


By
  ------------------------------
  Name:
  Title:

                                                                       EXHIBIT E

                                     FORM OF
                              NEW LENDER AGREEMENT

         This New Lender Agreement dated as of ___________, ____ (this "AGREEMENT") is by and among (i) Burlington Resources Inc., a Delaware corporation (the "BORROWER"), (ii) Morgan Guaranty Trust Company of New York in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") under the Long-Term Revolving Credit Agreement dated as of February 25, 1998 (as may be amended or otherwise modified from time to time, the "CREDIT AGREEMENT", capitalized terms that are defined in the Credit Agreement and not defined herein are used herein as therein defined) among the Borrower, the lenders party thereto, the Administrative Agent, Citibank, N.A., as syndication agent, and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as co-documentation agents, and (iii) _________ ("NEW LENDER").

                             Preliminary Statements

         A. Pursuant to Section 2.20 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the total Commitments under the Credit Agreement by adding to the Credit Agreement one or more banks or other financial institutions.

         B. The Borrower has given notice to the Administrative Agent of its intention to increase the total Commitments pursuant to such Section 2.20 by adding the New Lender to the Credit Agreement as a Lender with a Commitment of $___________, and the Administrative Agent is willing to consent thereto.

Accordingly, the parties hereto agree as follows:

         SECTION 1. Addition of New Lender. Pursuant to Section 2.20 of the Credit Agreement, the New Lender is hereby added to the Credit Agreement as a Lender with a Commitment of $________________. The New Lender specifies as its Domestic Lending Office and Eurodollar Lending Office the following:

         Domestic Lending                   Address:
         Office:
                                            Attention:
                                            Telephone:
                                            Telecopy:

         Eurodollar Lending                 Address:
         Office:
                                            Attention:
                                            Telephone:
                                            Telecopy:

         SECTION 2. New Note. The Borrower agrees to promptly execute and deliver to the New Lender a Note ("NEW NOTE").

         SECTION 3. Consent. The Administrative Agent and the Borrower hereby consent to the increase in the Commitments and addition of the New Lender effectuated hereby.

         SECTION 4. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 5. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 6. Lender Credit Decision. The New Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. The New Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

         SECTION 7. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

          (a) The execution, delivery and performance by the Borrower of this Agreement and the New Note are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's certificate of incorporation or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower.

          (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement or the New Note which has not been duly made or obtained.

          (c) This Agreement constitutes, and the New Note when delivered hereunder shall constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by general principles of equity.

          (d) The aggregate amount by which the Commitments under the Credit Agreement have been increased does not exceed $180,000,000.

          (e) No event has occurred and is continuing which constitutes an Event of Default.

          (f) Unless the Short-Term Revolving Credit Agreement has been terminated, the Borrower has caused, or is simultaneously causing, the New Lender to become a party to the Short-Term Revolving Credit Agreement pursuant to Section 2.20 thereof with a "Commitment" (under and as defined in the Short-Term Revolving Credit Agreement) that constitutes the same percentage of all "Commitments" thereunder as the percentage that the New Lender's Commitment under the Credit Agreement constitutes of all Commitments under the Credit Agreement.

          (g) Prior to the increase in Commitment pursuant to this Agreement, the Borrower has offered the Lenders the right to participate in such increase by increasing their respective Commitments.

          (h) Attached hereto are resolutions duly adopted by the Board of Directors of the Borrower sufficient to authorize this Agreement and the New Note, and such resolutions are in full force and effect.

         SECTION 8. Default. Without limiting any other event that may constitute an Event of Default, in the event any representation or warranty set forth herein shall prove to have been incorrect in any material respect when made, such event shall constitute an "Event of Default" under the Credit Agreement.

         SECTION 9. Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the New Note, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

         SECTION 10. Effectiveness. When, and only when, the Administrative Agent shall have received counterparts of, or telecopied signature pages of, this Agreement executed by the Borrower, the Administrative Agent and the New Lender, this Agreement shall become effective as of the date first written above.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         BORROWER:

                                         BURLINGTON RESOURCES INC.


                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------

                                         ADMINISTRATIVE AGENT:

                                         MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK, as
                                          Administrative Agent


                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------

                                         NEW LENDER:

                                         -------------------------------------


                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------

                                                                       EXHIBIT F

                                     FORM OF
                          COMMITMENT INCREASE AGREEMENT


         This Commitment Increase Agreement dated as of ___________, ____ (this "AGREEMENT") is by and among (i) Burlington Resources Inc., a Delaware corporation (the "BORROWER"), (ii) Morgan Guaranty Trust Company of New York in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") under the Long-Term Revolving Credit Agreement dated as of February 25, 1998 (as may be amended or otherwise modified from time to time, the "CREDIT AGREEMENT", capitalized terms that are defined in the Credit Agreement and not defined herein are used herein as therein defined) among the Borrower, the lenders party thereto, the Administrative Agent, Citibank, N.A., as syndication agent, and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as co-documentation agents, and (iii) _________ ("INCREASING LENDER").

         Preliminary Statements

         A. Pursuant to Section 2.20 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the total Commitments under the Credit Agreement by agreeing with a Lender to increase that Lender's Commitment.

         B. The Borrower has given notice to the Administrative Agent of its intention to increase the total Commitments pursuant to such Section 2.20 by increasing the Commitment of the Increasing Lender from $_______ to $________, and the Administrative Agent is willing to consent thereto.

Accordingly, the parties hereto agree as follows:

         SECTION 1. Increase of Commitment. Pursuant to Section 2.20 of the Credit Agreement, the Commitment of the Increasing Lender is hereby increased from $________ to $__________.

         SECTION 2. Consent. The Administrative Agent hereby consents to the increase in the Commitment of the Increasing Lender effectuated hereby.

         SECTION 3. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York.

         SECTION 4. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 5. Lender Credit Decision. The Increasing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section
4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. The Increasing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

         SECTION 6. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

          (a) The execution, delivery and performance by the Borrower of this Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporation action, and do not contravene (i) the Borrower's certificate of incorporation or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower.

          (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement which has not been duly made or obtained.

          (c) This Agreement constitutes legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by general principles of equity.

          (d) The aggregate amount by which the Commitments under the Credit Agreement have been increased does not exceed $180,000,000.

          (e) No event has occurred and is continuing which constitutes an Event of Default.

          (f) Unless the Short-Term Revolving Credit Agreement has been terminated, the Borrower has caused, or is simultaneously causing, the Increasing Lender's "Commitment" (as defined in the Short-Term Revolving Credit Agreement) to be increased pursuant to Section 2.20 thereof by the same percentage as the Increasing Lender's Commitment under the Credit Agreement is being increased pursuant to Section 2.20 of the Credit Agreement.

          (g) Attached hereto are resolutions duly adopted by the Board of Directors of the Borrower sufficient to authorize this Agreement, and such resolutions are in full force and effect.

         SECTION 7. Default. Without limiting any other event that may constitute an Event of Default, in the event any representation or warranty set forth herein shall prove to have been incorrect in any material respect when made, such event shall constitute an "Event of Default" under the Credit Agreement.

         SECTION 8. Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

         SECTION 9. Effectiveness. When, and only when, the Administrative Agent shall have received counterparts of, or telecopied signature pages of, this Agreement executed by the Borrower, the Administrative Agent and the Increasing Lender, this Agreement shall become effective as of the date first written above.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         BORROWER:

                                         BURLINGTON RESOURCES INC.


                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------

                                         ADMINISTRATIVE AGENT:

                                         MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK, as
                                          Administrative Agent


                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------

                                         INCREASING LENDER:

                                         -------------------------------------


                                         By:
                                            ----------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                               -------------------------------

                                                                       EXHIBIT G

                                     FORM OF
                                EXTENSION REQUEST


Morgan Guaranty Trust Company of New York,
 as Administrative Agent under the Credit Agreement referred to below 500 Stanton Christiana Road
Newark, DE 19713-2107
Attention: Sandra Doherty
tel: 302-623-8122
fax: 302-634-1094

Ladies and Gentlemen:

        The undersigned, Burlington Resources Inc. (the "BORROWER"), refers to the Long-Term Credit Agreement dated as of February 25, 1998 (as the same may be amended from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the Borrower, the Lenders parties thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, Citibank, N.A., as Syndication Agent, and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as Co-Documentation Agents. Pursuant to Section 2.21(a) of the Credit Agreement, the Borrower hereby gives you notice of and requests an extension of the Stated Termination Date under the Credit Agreement, and in that connection sets forth below the information relating to such extension:

        1. The requested Stated Termination Date is _______________ __, ____.(1)

        2. This Extension Request constitutes the [first] [second] of the Borrower's right to extend the Stated Termination Date.

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date the Stated Termination Date is extended:

          (a) this Extension Request is being made not later than 45 days prior to the Stated Termination Date now in effect;

          (b) no event has occurred and is continuing which constitutes an Event of Default.

                                         BURLINGTON RESOURCES INC.

                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:


---------------------------

              (1) Such requested Stated Termination Date shall be no more than one year from the presently effective Stated Termination Date.

                                                                       EXHIBIT H


                                     FORM OF
               OPINION OF SENIOR VICE PRESIDENT, LAW FOR BORROWER



February ____, 1998


To each of the Lenders and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company of New York
60 Wall Street, 22nd Floor
New York, New York  10260


Ladies and Gentlemen:

This opinion is furnished to you pursuant to Section 3.01(d) of the Long-Term Revolving Credit Agreement, dated as of February 25, 1998 (the "Credit Agreement"), among Burlington Resources Inc., a Delaware corporation (the "Borrower"), the financial institutions party thereto (each a "Lender," and together the "Lenders"), Morgan Guaranty Trust Company of New York, as Administrative Agent for the Lenders, Citibank, N.A., as Syndication Agent, and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as Co-Documentation Agents. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

I am Senior Vice President, Law of the Borrower, and I, or attorneys over whom I exercise supervision, have acted as counsel for the Borrower in connection with the preparation, execution and delivery of the Credit Agreement. In that connection, I or such attorneys have examined:

                (1)      The Credit Agreement, executed by the parties thereto;

                (2)      The Notes executed by the Borrower; and

                (3) The other documents furnished by the Borrower pursuant to Section 3.01 of the Credit Agreement.

I, or attorneys over whom I exercise supervision, have also examined the originals, or copies certified to our satisfaction, of the agreements, instruments and other documents, and all of the orders, writs, judgments, awards, injunctions and decrees, which affect or purport to affect the

Borrower's ability to perform the Borrower's obligations under the Credit Agreement or the Notes (collectively referred to herein as the "Documents"). In addition, I, or attorneys over whom I exercise supervision, have examined the originals, or copies certified to our satisfaction, of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower, and agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions hereinafter expressed. In all such examinations, I, or attorneys over whom I exercise supervision, have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures on original or certified, conformed or reproduction copies of documents of all parties (other than, with respect to the Documents, the Borrower), the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to such attorneys or me as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, I have relied upon, and assume the accuracy of, representations and warranties contained in the Credit Agreement and certificates and oral or written statements and other information of or from public officials, officers and/or representatives of the Borrower and others.

To the extent it may be relevant to the opinions expressed herein, I have assumed that the parties to the Documents other than the Borrower have the power to enter into and perform such documents and that such documents have been duly authorized, executed and delivered by, and constitute legal, valid and binding obligations of, such parties.

The opinions expressed below are limited to the federal laws of the United States and, to the extent relevant hereto, the General Corporation Law of the State of Delaware, as currently in effect. I assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if I become aware of any facts that might change the opinions expressed herein after the date hereof.

Based upon the foregoing and upon such investigation as I have deemed necessary, and subject to the limitations, qualifications and assumptions set forth herein, I am of the following opinion:

     1. The Borrower (i) is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware, and (ii) possesses all the corporate powers and all other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect.

     2. The execution, delivery and performance by the Borrower of the Documents are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action in respect of or by the Borrower (except to the extent that the Borrower seeks to exercise its right under Section 2.20 of the Credit Agreement to effect an increase of Commitments), and do not contravene (i) the Borrower's Certificate of Incorporation or By-Laws, in each case as amended, (ii) any federal law, rule or regulation applicable to the Borrower (excluding provisions of federal law expressly referred to in and covered by the opinion of Jones, Day, Reavis & Pogue delivered to you in connection with the transactions contemplated hereby), or (iii) any contractual restriction binding on or affecting the Borrower. The Documents have been duly executed and delivered on behalf of the Borrower.

     3. No authorization or approval or other action by, and no notice to or filing with, any federal governmental authority or regulatory body (including, without limitation, the Federal Energy Regulatory Commission) is required for the due execution, delivery and performance by the Borrower of the Documents, except those required in the ordinary course of business in connection with the performance by the Borrower of its obligations under certain covenants and warranties contained in the Documents.

     4. To the best of my knowledge, there is no action, suit or proceeding pending or overtly threatened against or involving the Borrower or any of its Material Subsidiaries, which, in my reasonable judgment (taking into account the exhaustion of all appeals), would have a material adverse effect upon the consolidated financial condition of the Borrower and its consolidated Subsidiaries taken as a whole, or which purports to affect the legality, validity, binding effect or enforceability of any Document.

These opinions are given as of the date hereof and are solely for your benefit in connection with the transactions contemplated by the Credit Agreement. These opinions may not be relied upon by you for any other purpose or relied upon by any other person for any purpose without my prior written consent.


Very truly yours,



L. David Hanower
Senior Vice President, Law


                                         ----------------, -----

                                                                       EXHIBIT I

                                     FORM OF
                 OPINION OF JONES, DAY, REAVIS & POGUE, NEW YORK
                              COUNSEL FOR BORROWER

                                                               February __, 1998

To Each of the Lenders and the Administrative Agent
  Referred to Below
c/o Morgan Guaranty Trust Company of New York
60 Wall Street, 22nd Floor
New York, New York 10260

      Re:   Long-Term Revolving Credit Agreement, dated as of February 25, 1998

Ladies and Gentlemen:

         We have acted as special New York counsel for Burlington Resources Inc., a Delaware corporation (the "Borrower"), in connection with the Long-Term Revolving Credit Agreement, dated as of February __, 1998 (the "Credit Agreement"), among the Borrower, the financial institutions party thereto (each a "Lender," and together the "Lenders"), and Morgan Guaranty Trust Company of New York, as Administrative Agent for the Lenders, Citibank, N.A., as Syndication Agent for the Lenders, and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as Co-Documentation Agents for the Lenders. This opinion is delivered to you pursuant to Section 3.01(e) of the Credit Agreement. All capitalized terms used herein that are defined in, or by reference in, the Credit Agreement have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined herein. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

         In connection with this opinion, we have (i) investigated such questions of law, (ii) examined originals or certified, conformed or reproduction copies of such documents, and (iii) received such information from officers and representatives of the Borrower as we have deemed necessary or appropriate for the purposes of this opinion. We have examined, among other documents, the following:

         (a) A facsimile of an executed copy of the Credit Agreement;

         (b) A facsimile of an executed copy of each of the __ Notes; and

         (c) A facsimile of the Officer's Certificate of the Borrower delivered to us in connection with this opinion, a copy of which is attached hereto as Annex A.

The documents referred to in items (a) and (b) above are referred to herein collectively as the "Documents."

         In all such examinations, we have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, we have relied upon, and assume the accuracy of, representations and warranties contained in the Documents and certificates and oral or written statements and other information of or from representatives of the Borrower and others. With respect to the opinions expressed in paragraph (a) below, our opinions are limited (x) to our actual knowledge of the Borrower's specially regulated business activities and properties based solely upon an officer's certificate in respect of such matters and without any independent investigation or verification on our part and (y) to our review of only those laws and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Documents.

         To the extent it may be relevant to the opinions expressed herein, we have assumed that the parties to the Documents other than the Borrower have the power to enter into and perform such documents and that such documents have been duly authorized, executed and delivered by, and constitute legal, valid and binding obligations of, such parties.

         Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

         (a) The execution and delivery to the Administrative Agent and the Lenders by the Borrower of the Documents and the performance by the Borrower of its obligations thereunder (i) do not require under present law any filing or registration by the Borrower with, or approval or consent to the Borrower of, any governmental agency or authority of the State of New York, except those, if any, required in the ordinary course of business in connection with the performance by the Borrower of its obligations under certain covenants and warranties contained in the Documents and (ii) do not violate any present law, or present regulation of any governmental agency or authority, of the State of New York applicable to the Borrower or its property.

         (b) The Documents constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

         (c) The borrowings by the Borrower under the Credit Agreement and the applications of the proceeds thereof as provided in the Credit Agreement will not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         The opinions set forth above are subject to the following qualifications:

         (A) We express no opinion as to:

                      (i) the validity, binding effect or enforceability (a) of any provision of the Documents relating to indemnification, contribution or exculpation in connection with violations of any securities laws or statutory duties or public policy, or in connection with willful, reckless or criminal acts or gross negligence of the indemnified or exculpated party or the party receiving contribution; or
         (b) of any provision of any of the Documents relating to exculpation of any party in connection with its own negligence that a court would determine in the circumstances under applicable law to be unfair or insufficiently explicit;

                      (ii) the validity, binding effect or enforceability of (a) any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (all of the foregoing, collectively, a "Waiver") by the Borrower under the Documents to the extent limited by provisions of applicable law (including judicial decisions), or to the extent that such a Waiver applies to a right, claim, duty, defense or ground for discharge otherwise existing or occurring as a matter of law (including judicial decisions), except to the extent that such a Waiver is effective under and is not prohibited by or void or invalid under provisions of applicable law (including judicial decisions) or (b) any provision of any Document relating to choice of governing law to the extent that the validity, binding effect or enforceability of any such provision is to be determined by any court other than a court of the State of New York;

                      (iii) the enforceability of any provision in the Documents specifying that provisions thereof may be waived only in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created that modifies any provision of the Documents;

                      (iv) the effect of any law of any jurisdiction other than the State of New York wherein the Administrative Agent or any Lender may be located or wherein enforcement of any document referred to above may be sought that limits the rates of interest legally chargeable or collectible; and

                      (v) any approval, consent or authorization of the Federal Energy Regulatory Commission or any other United States federal agency or authority needed in connection with the execution, delivery and performance by the Borrower of the Documents, the consummation of the transactions contemplated thereby and compliance with the terms and conditions thereof.

         (B) Our opinions above are subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws from time to time in effect affecting creditors' rights generally, (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness), whether such principles are considered in a proceeding at law or in equity and (iii) the qualification that certain other provisions of the Documents may be unenforceable in whole or in part under the laws (including judicial decisions) of the State of New York or the United States of America, but the inclusion of such provisions does not affect the validity as against the Borrower of the Documents as a whole, and the Documents contain adequate provisions for enforcing payment of the obligations governed thereby, subject to the other qualifications contained in this letter.

         (C) For purposes of the opinions set forth in paragraph (c) above, we have assumed that (i) neither the Administrative Agent nor any of the Lenders has or will have the benefit of any agreement or arrangement (excluding the Documents) pursuant to which any Advances are directly or indirectly secured by Margin Stock, (ii) neither the Administrative Agent nor any of the Lenders nor any of their respective affiliates has extended or will extend any other credit to the Borrower directly or indirectly secured by Margin Stock and (iii) neither the Administrative Agent nor any of the Lenders has relied or will rely upon any Margin Stock as collateral in extending or maintaining any Advances pursuant to the Credit Agreement.

         (D) For purposes of our opinions above, insofar as they relate to the Borrower, we have assumed that (i) the Borrower is a corporation validly existing in good standing in its jurisdiction of incorporation, has all requisite power and authority, and has obtained all requisite corporate, shareholder, third party and governmental authorizations, consents and approvals, and made all requisite filings and registrations, necessary to execute, deliver and perform the Documents (except to the extent noted in paragraph (a) above), and that such execution, delivery and performance will not violate or conflict with any law, rule, regulation, order, decree, judgment, instrument or agreement binding upon or applicable to the Borrower or its properties (except to the extent noted in paragraph (a) above), and (ii) the Documents have been duly executed and delivered by the Borrower.

         We express no opinion as to the effect of the compliance or noncompliance of each of the addressees with any state or federal laws or regulations applicable to each of them by reason of their status as or affiliation with a federally insured depository institution, except as expressly set forth in paragraph (c) above.

         The opinions expressed herein are limited to the federal laws of the United States of America (in the case of the matters covered in paragraph (c) above) and the laws of the State of New York (in the case of the matters covered in paragraphs (a) and (b) above), as currently in effect.

         The opinions expressed herein are solely for the benefit of the Administrative Agent and the Lenders and may not be relied on in any manner or for any purpose by any other person or entity.

                                         Very truly yours,

                                         Jones, Day, Reavis & Pogue

                                                                       EXHIBIT J


                                     FORM OF
                        OPINION OF DAVIS POLK & WARDWELL,
                          SPECIAL COUNSEL FOR THE AGENT


                                         ----------------, -----


To the Lenders and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
  60 Wall Street
  New York, New York 10260

Ladies and Gentlemen:

         We have participated in the preparation of the Long-Term Credit Agreement dated as of February 25, 1998 (the "CREDIT AGREEMENT") among Burlington Resources Inc., a Delaware corporation (the "BORROWER"), the Lenders party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, Citibank, N.A., as Syndication Agent and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A. as Co-Documentation Agents and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to Section 3.01(f) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, we are of the opinion that:

         1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

         2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note issued thereunder today constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

         We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Lender is located which limits the rate of interest that such Lender may charge or collect.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other Person without our prior written consent.

                                         Very truly yours,

                                                                       EXHIBIT K

                                     FORM OF
                              DESIGNATION AGREEMENT


                                          Dated __________, 19__


         Reference is made to the Long-Term Revolving Credit Agreement dated as of February 25, 1998 (such agreement, as in effect on the date hereof and as it may hereafter be amended, modified or supplemented from time to time, being the "CREDIT AGREEMENT") among Burlington Resources Inc., a Delaware corporation (the "BORROWER"), the Lenders party thereto (the "LENDERS"), Morgan Guaranty Trust Company of New York, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT"), Citibank, N.A., as Syndication Agent for the Lenders, and Chase Bank of Texas, N.A. and NationsBank of Texas, N.A., as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meaning.

         ______________ (the "DESIGNATOR"), ____________ (the "DESIGNEE"), and
Burlington Resources Inc., a Delaware corporation (the "BORROWER"), agree as follows:

         1. The Designator designates the Designee, and the Designee hereby accepts such designation, to have a right to make B Advances pursuant to Section
2.19 of the Credit Agreement.

         2. The Designator makes no representations or warranties and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto and
(ii) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

         3. The Designee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designator or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a Designated Bidder; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) specifies as its Applicable Lending Office with respect to B Advances (and address for notices) the offices set forth beneath its name on the signature pages hereof.

           4. Following the execution of this Designation Agreement by the Designator, the Designee and the Borrower, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Designation Agreement shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on the signature page hereto (the "EFFECTIVE DATE").

           5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make B Advances as a Lender pursuant to Section 2.19 of the Credit Agreement and the rights and obligations of a Lender related thereto.

           6. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Designation Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Effective Date:(2)
                                                     _______________, 19___




                                         [NAME OF DESIGNATOR]


                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------






---------------------------

              (2) This date should be no earlier than the date of acceptance by the Administrative Agent.

                                         [NAME OF DESIGNEE]


                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------
                                         Applicable Lending Office
                                          (and addresses for notices)
                                         [Address


                                         BURLINGTON RESOURCES INC.


                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               --------------------------------
Accepted and Approved this
____ day of ___________, 19__

MORGAN GUARANTY TRUST
 COMPANY OF NEW YORK, as
 Administrative Agent



By:
   ------------------------------
   Name:
   Title:

                                                                  CONFORMED COPY

                           AMENDMENT AND RESTATEMENT AGREEMENT dated as of February 23, 1999 (this "Amendment and Restatement") in respect of the LONG-TERM CREDIT AGREEMENT dated as of February 25, 1998 (the "Credit Agreement"), among BURLINGTON RESOURCES INC., a Delaware corporation (the "Borrower"), the financial institutions (the "Lenders") listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as administrative agent (in such capacity, the "Original Administrative Agent") for the Lenders hereunder, Citibank, N.A., as syndication agent for the Lenders, and Chase Bank of Texas, N.A. ("Chase" and, in its capacity as administrative agent for the Lenders, the "Administrative Agent") and NationsBank of Texas, N.A., as co-documentation agents for the Lenders.

                  The Borrower has advised the Lenders that the Short-Term Revolving Credit Agreement is being amended and restated to, among other things, extend the Stated Termination Date thereof an additional 364 days (the "Short-Term Amendment and Restatement") and has requested in connection therewith that the Credit Agreement be amended and restated as set forth in
Section 1 below and the parties hereto are willing so to amend the Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Credit Agreement.

                  In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                  SECTION 1. Amendment and Restatement. Upon the effectiveness of this Amendment and Restatement as provided in Section 3 below, the Credit Agreement shall be amended and restated in the form resulting from the following revisions:

                  (a) Change of Agents. Chase shall replace Morgan as Administrative Agent (and all references to "Morgan" or its Affiliates in connection with its capacity as Administrative Agent shall be deemed references instead to "Chase" and its Affiliates); Citibank, N.A., shall continue as Syndication Agent; Bank of America National Trust and Savings Association and BankBoston, N.A. shall be Documentation Agents; The Chase Manhattan Bank shall be Auction Administrative Agent; and no other Lender shall have any title. Payments to the Administrative Agent shall be made to it in care of The Chase Manhattan Bank, Agency Services, One Chase Manhattan Plaza, 8th Floor, New York, NY 10081; notices may be provided to the Administrative Agent at the same address, Attention: Muniram Appanna, Telefax: (212) 552-7940, with a copy to Chase Bank of Texas, N.A., 600 Travis Street, 20th Floor, Houston, TX 77002, Attention: Russell Johnson, Telefax: (713) 216-8870; and notices may be provided to the Auction Administrative Agent at The Chase Manhattan Bank, Agency Services, One Chase Manhattan Plaza, 8th Floor, New York, NY 10081, Attention: Christopher Consomer, Telefax:
         (212) 552-5627; in each case as may be subsequently changed in accordance with Section 8.02 of the Credit Agreement. The Administrative Agent shall until such time as it so notifies the Borrower and the Lenders discharge its duties under Section 2.19 through the Auction Administrative Agent and all references to the "Administrative Agent" or to Chase relating to such duties or made in Article 7 shall be deemed to also refer to the Auction Administrative Agent or to any Affiliate of Chase serving in such capacity. All payments to be made to or by the Auction Administrative Agent shall be made through the Administrative Agent.

                  (b) Change of Reference Bank. Bank of America National Trust and Savings Association shall replace Morgan as a Reference Bank.

                  (c) Elimination of Pro Rata Requirement. Clause (i) of Section 8.07(a) of the Credit Agreement is hereby amended by (A) inserting the phrase "such Lender's" between the phrases "percentage of all" and "rights and obligations" in each of the two occasions such phrases appear, (B) deleting the phrase "of such assigning Lender" and (C) inserting the phrase "if any," immediately prior to the work "unless".

                  (d) Effective Date. The "Effective Date" shall mean the date on which this Amendment and Restatement shall become effective in accordance with Section 3 below and all references to "the date hereof", "the date of this Agreement", "hereafter" or other words or phrases of similar import, shall be deemed references to the Original Effective Date.

                  (e) Conforming References. All references in the Credit Agreement and the Exhibits to agents, to the Credit Agreement and to the Short-Term Revolving Credit Agreement shall be conformed to reflect this Amendment and Restatement and the Short-Term Amendment and Restatement.

                  SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the effective date of this Amendment and Restatement to each of the Lenders that:

                  (a) Before and after giving effect to this Amendment and Restatement, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the effective date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) Immediately before and after giving effect to this Amendment and Restatement, no Event of Default or Default has occurred and is continuing.

                  SECTION 3. Conditions to Effectiveness. This Amendment and Restatement shall become effective as of the date hereof when Chase shall have
(a) received counterparts of this Amendment and Restatement that, when taken together, bear the signatures of the Borrower, the Original Administrative Agent, Chase and the Majority Lenders, and (b) been advised by the Borrower that the Short-Term Amendment and Restatement has become effective.

                  SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

                  SECTION 5. APPLICABLE LAW. THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. Counterparts. This Amendment and Restatement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                  SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Amendment and Restatement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                        BURLINGTON RESOURCES INC.


                                        By:   /s/ Suzanne V. Baer
                                           ------------------------------------
                                           Name:  Suzanne V. Baer
                                           Title: Vice President & Treasurer


                                        CHASE BANK OF TEXAS, N.A., as
                                        Administrative Agent


                                        By:   /s/ Russell A. Johnson
                                           ------------------------------------
                                           Name:  Russell A. Johnson
                                           Title: Vice President


                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Original
                                          Administrative Agent


                                        By:   /s/ Stacey L. Haimes
                                           ------------------------------------
                                           Name:  Stacey L. Haimes
                                           Title: Vice President


                                        CITIBANK, N.A., as Syndication Agent


                                        By:   /s/ David B. Gorte
                                           ------------------------------------
                                           Name:  David B. Gorte
                                           Title: Attorney-In-Fact


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Documentation
                                        Agent


                                        By:   /s/ Paul A. Squires
                                           ------------------------------------
                                           Name:  Paul A. Squires
                                           Title: Senior Vice President

                                        BANKBOSTON, N.A., as Documentation Agent


                                        By:   /s/ Terrence Ronan
                                           ------------------------------------
                                           Name:  Terrence Ronan
                                           Title: Director

                            The Lenders

                          CHASE BANK OF TEXAS, N.A.


                          By:   /s/  Russell A. Johnson
                              ---------------------------------------
                              Name:  Russell A. Johnson
                              Title: Vice President


                          MORGAN GUARANTY TRUST
                          COMPANY OF NEW YORK


                          By:   /s/  Stacey L. Haimes
                              ---------------------------------------
                              Name:  Stacey L. Haimes
                              Title: Vice President


                          CITIBANK, N.A.


                          By:   /s/  David B. Gorte
                              ---------------------------------------
                              Name:  David B. Gorte
                              Title: Attorney-In-Fact


                          BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION

                          By:   /s/  Paul A. Squires
                              ---------------------------------------
                              Name:  Paul A. Squires
                              Title: Senior Vice President

                          BANKBOSTON, N.A.


                          By:   /s/  Terrence Ronan
                              ---------------------------------------
                              Name:  Terrence Ronan
                              Title: Director


                          MELLON BANK, N.A.


                          By:   /s/  Roger E. Howard
                              ---------------------------------------
                              Name:  Roger E. Howard
                              Title: Vice President


                          WELLS FARGO BANK


                          By:   /s/  Ann M. Rhoads
                              ---------------------------------------
                              Name:  Ann M. Rhoads
                              Title: Vice President

                          THE BANK OF NEW YORK


                          By:   /s/  Peter W. Keller
                              ---------------------------------------
                              Name:  Peter W. Keller
                              Title: Vice President


                          THE BANK OF TOKYO-MITSUBISHI, LTD.


                          By:   /s/  Michael G. Meiss
                              ---------------------------------------
                              Name:  Michael G. Meiss
                              Title: Vice President



                          THE NORTHERN TRUST COMPANY


                          By:   /s/  John E. Burda
                              ---------------------------------------
                              Name:  John E. Burda
                              Title: Vice President

                          WACHOVIA BANK, N.A.


                          By:   /s/  Steven M. Takei
                              ---------------------------------------
                              Name:  Steven M. Takei
                              Title: Senior Vice President